As filed with the Securities and Exchange Commission on April 23, 2026

1933 Act Registration No. 333-264900

1940 Act Registration No. 811-23801

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 53	☒
and/or
Registration Statement Under the Investment Company Act of 1940
Amendment No. 55	☒

Bitwise Funds Trust

250 Montgomery Street, Suite 200

San Francisco, California 94104
(415) 707-3663

Delaware Trust Company

251 Little Falls Drive
Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Richard Coyle, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

Hunter Horsley

Johanna Collins-Wood, Esq
Bitwise Asset Management, Inc.
250 Montgomery Street, Suite 200
San Francisco, California 94104

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A –	Prospectus for PredictionShares There Will Be A Recession in 2026, PredictionShares There Will Not Be A Recession in 2026, PredictionShares More Tech Layoffs in 2026 Than 2025 and PredictionShares Fewer Tech Layoffs in 2026 Than 2025.

Part B –	Statement of Additional Information for PredictionShares There Will Be A Recession in 2026, PredictionShares There Will Not Be A Recession in 2026, PredictionShares More Tech Layoffs in 2026 Than 2025 and PredictionShares Fewer Tech Layoffs in 2026 Than 2025.

Part C –	Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
April 23, 2026

Prospectus

PredictionShares There Will Be A Recession in 2026 (____)

PredictionShares There Will Not Be A Recession in 2026 (____)

PredictionShares More Tech Layoffs in 2026 Than 2025 (____)

PredictionShares Fewer Tech Layoffs in 2026 Than 2025 (____)

_________, 2026

Each of the funds set forth above (each, a “Fund,” and together, the “Funds”) is a series of Bitwise Funds Trust (the “Trust”) and an exchange-traded fund (“ETF”). Each Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

Neither the U.S. Securities and Exchange Commission (“SEC”) nor Commodity Futures Trading Commission (“CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PLEASE READ THE FOLLOWING PRIOR TO PURCHASING FUND SHARES.

1.	Each Fund provides two potential outcomes, one of which will result in a near TOTAL LOSS OF YOUR INVESTMENT.

2.	Each Fund’s investment strategy is highly speculative and different from more typical investment products.

3.	It is important that investors understand a Fund’s investment strategy before making an investment in the Fund.

4.	An investment is suitable only for investors that are able to risk a complete loss.

INVESTORS THAT DO NOT UNDERSTAND AND ACCEPT THE RISKS ASSOCIATED WITH INVESTMENTS IN THE FUNDS ARE URGED NOT TO PURCHASE FUND SHARES.

Please see below for additional critical information about each Fund.

Additional Information About PredictionShares There Will Be A Recession in 2026

The PredictionShares There Will Be A Recession in 2026’s investment objective is to provide capital appreciation to investors in the event that the United States experiences an economic recession in 2026. For the purposes of the Fund, an “economic recession” is defined as two consecutive quarters in which the seasonally adjusted annualized percent change of quarterly U.S. real gross domestic product, as released by the Bureau of Economic Analysis, is negative. IN THE EVENT THAT THE UNITED STATES DOES NOT EXPERIENCE AN ECONOMIC RECESSION IN 2026, the Fund will lose substantially all of its value.

The Fund seeks to achieve its investment objective exclusively through exposure to event contracts that are designed to appreciate in value in the event that it is determined that the United States experienced an economic recession in 2026. The event contracts are listed by a Designated Contract Market (“DCM”) that is regulated by the CFTC. The DCM that lists the event contracts, in its sole discretion, sets forth the rules regarding how and when it is determined that the United States has entered an economic recession. These rules are described in detail in the Fund’s prospectus. However, it is the DCM’s rules, and not any independent determination of the referenced event, that governs whether the Fund’s positions settle at full value or at zero. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. It is therefore possible that pursuant to the DCM’s rules regarding the settlement of the event contracts to which the Fund has exposure that the DCM’s rules will determine that an economic recession did not occur in 2026, causing the Fund’s positions to settle at zero, even if it is arguable or subsequently determined that the United States did experience an economic recession in 2026. If that occurs, investors in the Fund will have no recourse and will not benefit from any subsequent determination of the referenced event. It is critical that investors understand this risk before investing in the Fund. Investors who require that their investment reflect a definitive and unambiguous determination regarding whether a recession has occurred should not invest in the Fund.

Information about the current and historical value of the event contracts to which the Fund has exposure is available on the Fund’s website at ________________.

Additional Information About PredictionShares There Will Not Be A Recession in 2026

The PredictionShares There Will Not Be A Recession in 2026’s investment objective is to provide capital appreciation to investors in the event that the United States does not experience an economic recession in 2026. For the purposes of the Fund, an “economic recession” is defined as two consecutive quarters in which the seasonally adjusted annualized percent change of quarterly U.S. real gross domestic product, as released by the Bureau of Economic Analysis, is negative. IN THE EVENT THAT THE UNITED STATES EXPERIENCES AN ECONOMIC RECESSION IN 2026, the Fund will lose substantially all of its value.

The Fund seeks to achieve its investment objective exclusively through exposure to event contracts that are designed to appreciate in value in the event that it is determined that the United States did not experience an economic recession in 2026. The event contracts are listed by a Designated Contract Market (“DCM”) that is regulated by the CFTC. The DCM that lists the event contracts, in its sole discretion, sets forth the rules regarding how and when it is determined that the United States has entered an economic recession. These rules are described in detail in the Fund’s prospectus. However, it is the DCM’s rules, and not any independent determination of the referenced event, that governs whether the Fund’s positions settle at full value or at zero. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. It is therefore possible that pursuant to the DCM’s rules regarding the settlement of the event contracts to which the Fund has exposure that the DCM’s rules will determine that an economic recession occurred in 2026, causing the Fund’s positions to settle at zero, even if it is arguable or subsequently determined that the United States did not experience an economic recession in 2026. If that occurs, investors in the Fund will have no recourse and will not benefit from any subsequent determination of the referenced event. It is critical that investors understand this risk before investing in the Fund. Investors who require that their investment reflect a definitive and unambiguous determination regarding whether a recession has occurred should not invest in the Fund.

Information about the current and historical value of the event contracts to which the Fund has exposure is available on the Fund’s website at ________________.

Additional Information About PredictionShares More Tech Layoffs in 2026 Than 2025

The PredictionShares More Tech Layoffs in 2026 Than 2025’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025. IN THE EVENT THAT TECH-SECTOR LAYOFFS REPORTED IN 2026 DO NOT EXCEED TECH-SECTOR LAYOFFS REPORTED IN 2025, the Fund will lose substantially all of its value.

The Fund seeks to achieve its investment objective exclusively through exposure to event contracts that are designed to appreciate in value in the event that the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025. The event contracts are listed by a Designated Contract Market (“DCM”) that is regulated by the CFTC. The DCM that lists the event contracts, in its sole discretion, sets forth the rules regarding how and when the comparison between 2026 and 2025 tech-sector layoffs is determined. These rules are described in detail in the Fund’s prospectus. However, it is the DCM’s rules, and not any independent determination of the referenced event, that governs whether the Fund’s positions settle at full value or at zero. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. It is therefore possible that pursuant to the DCM’s rules regarding the settlement of the event contracts to which the Fund has exposure that the DCM’s rules will determine that tech-sector layoffs reported in 2026 did not exceed tech-sector layoffs reported in 2025, causing the Fund’s positions to settle at zero, even if it is arguable or subsequently determined that tech-sector layoffs reported in 2026 exceeded tech-sector layoffs reported in 2025. If that occurs, investors in the Fund will have no recourse and will not benefit from any subsequent determination of the referenced event. It is critical that investors understand this risk before investing in the Fund. Investors who require that their investment reflect a definitive measure of tech-sector layoffs should not invest in the Fund.

Information about the current and historical value of the event contracts to which the Fund has exposure is available on the Fund’s website at ________________.

Additional Information About PredictionShares Fewer Tech Layoffs in 2026 Than 2025

The PredictionShares Fewer Tech Layoffs in 2026 Than 2025’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 does not exceed the total number of tech-sector layoffs reported during calendar year 2025. IN THE EVENT THAT TECH-SECTOR LAYOFFS REPORTED IN 2026 EXCEED TECH-SECTOR LAYOFFS REPORTED IN 2025, the Fund will lose substantially all of its value.

The Fund seeks to achieve its investment objective exclusively through exposure to event contracts that are designed to appreciate in value in the event that the total number of tech-sector layoffs reported during calendar year 2026 does not exceed the total number of tech-sector layoffs reported during calendar year 2025. The event contracts are listed by a Designated Contract Market (“DCM”) that is regulated by the CFTC. The DCM that lists the event contracts, in its sole discretion, sets forth the rules regarding how and when the comparison between 2026 and 2025 tech-sector layoffs is determined. These rules are described in detail in the Fund’s prospectus. However, it is the DCM’s rules, and not any independent determination of the referenced event, that governs whether the Fund’s positions settle at full value or at zero. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. It is therefore possible that pursuant to the DCM’s rules regarding the settlement of the event contracts to which the Fund has exposure that the DCM’s rules will determine that tech-sector layoffs reported in 2026 exceeded tech-sector layoffs reported in 2025, causing the Fund’s positions to settle at zero, even if it is arguable or subsequently determined that tech-sector layoffs reported in 2026 did not exceed tech-sector layoffs reported in 2025. If that occurs, investors in the Fund will have no recourse and will not benefit from any subsequent determination of the referenced event. It is critical that investors understand this risk before investing in the Fund. Investors who require that their investment reflect a definitive measure of tech-sector layoffs should not invest in the Fund.

Information about the current and historical value of the event contracts to which the Fund has exposure is available on the Fund’s website at ________________.

If you do not wish to invest in products that provide these outcomes or carry these risks you are urged not to invest.

PredictionShares There Will Be A Recession in 2026

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the United States experiences an economic recession in 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Fund Operating Expenses	0.__%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year 1	Year 3
$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the United States experiences an economic recession in 2026. For the purposes of the Fund, an “economic recession” is defined as two consecutive quarters in which the seasonally adjusted annualized percent change of quarterly U.S. real gross domestic product (“U.S. GDP”), as released by the Bureau of Economic Analysis (“BEA”), is negative (the “Recession Indicator”).

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to whether the United States experiences an economic recession in 2026. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that it is not determined that the United States experienced an economic recession in 2026, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares. In addition, there is no universally agreed upon definition of an economic recession. As it relates to determining whether the United States has entered an economic recession, the Fund’s performance will rely on the methodology utilized by the Recession Contracts (as defined below). Investors that do not understand or agree with the methodology used to determine whether the United States has entered a recession are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund seeks exposure to a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event. Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay out in the event that it is determined that the United States experienced an economic recession in 2026 (“Recession Contracts”). The Recession Contracts to which the Fund will have exposure are the event contracts listed on KalshiEX LLC (“Kalshi”) entitled “Recession this year?” The Fund will primarily derive such exposure through over-the-counter (“OTC”) swap agreements that utilize Recession Contracts as the reference asset. However, the Fund may also invest in pre-paid forward contracts that utilize Recession Contracts as the reference asset. At the Fund’s outset, it is expected that the Fund will derive all of its exposure to Recession Contracts through investments in swap agreements that utilize Recession Contracts as the reference asset.

The value of the Fund’s exposure to Recession Contracts is based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Recession Indicator is triggered and to $0.00 in the event that the Recession Indicator is not triggered. Given the binary payout structure of the Recession Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Recession Indicator will be triggered. For instance, if such contracts are trading at $0.50 on a given day, that represents the market’s assessment that the implied probability of the referenced outcome is approximately 50%. Prior to the BEA’s release of its advance estimate of U.S. GDP for the fourth quarter of 2026, the market value of the Fund’s exposure to Recession Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move as new information, data releases, news developments or market sentiment alter expectations about the outcome. For instance, if the market price of Recession Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Recession Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

The Fund will invest in instruments that provide exposure to Recession Contracts at the prevailing market price of such contracts at the time of the investment.

As described below in “Additional Information About the Recession Contracts,” the Recession Contracts will settle upon (i) a release by the BEA indicating that the seasonally adjusted annualized percent change of quarterly U.S. GDP has been negative for two consecutive quarters; or (ii) following a release by the BEA of its advance estimate of U.S. GDP for the fourth quarter of 2026 indicating that the seasonally adjusted annualized percent change of quarterly U.S. GDP was not negative for two consecutive quarters (the “2026 Recession Determination”).

It is possible that prior to the BEA’s release of its advance estimate of U.S. GDP for the fourth quarter of 2026 the market will assess that it has become known whether the United States will experience an economic recession in 2026, causing the value of the Recession Contracts to converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (the “CEA”) and rules adopted by the Commodity Futures Trading Commission (the “CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

The Fund intends to obtain exposure to Recession Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). While the Subsidiary will be the entity that enters into swap agreements that provide exposure to Recession Contracts, the collateral (short-term U.S. Treasury securities) securing such liabilities will continue to be held by the Fund. In the event that the Recession Indicator is not triggered and the Recession Contracts settle to $0.00, such collateral will be used to satisfy any obligations under the terms of the swap agreements. Prior to the settlement of the Recession Contracts, such collateral will also be used to satisfy obligations in the event the Fund needs to meet redemption requests and the underlying reference asset has decreased in value. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Recession Contracts through swap agreements that utilize Recession Contracts as the reference asset. The Fund may also invest in pre-paid forward contracts that utilize Recession Contracts as the reference asset. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its exposure to Recession Contracts. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Recession Contracts.

The Fund will not terminate following the 2026 Recession Determination. Instead, following the settlement of the Recession Contracts, the Fund will recognize the gain or loss associated with its Recession Contracts referencing the occurrence of an economic recession in 2026. The Fund will then invest in swap agreements that utilize as the reference asset event contracts that pay out based on whether the United States experiences an economic recession in 2027.

Kalshi, as the DCM that lists the Recession Contracts, in its sole discretion, sets forth the rules regarding how and when it has been determined that the United States has experienced an economic recession and the timing of settlement of the Recession Contracts. These rules are described in detail below in the sub-section entitled “Additional Information About the Recession Contracts.” It is pursuant to Kalshi’s rules, and not any official determination of the referenced event, that governs whether the Fund’s positions settle at $1.00 or at $0.00. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. In addition, Kalshi may change the rules regarding settlement of the Recession Contracts at any time in its sole discretion. Such changes could materially impact the performance of the Fund.

At such time that the Recession Contracts have settled, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund’s positions referencing the United States’ economic performance in 2026 have settled. This communication will specify that the Fund will shortly invest substantially all of its assets in derivatives that will pay out based on whether the United States experiences an economic recession in 2027, and that investors that do not wish to have investment exposure to that outcome should sell their Fund Shares.

In the event that the Recession Contracts settle to $1.00 based upon the 2026 Recession Determination, the Fund will announce a distribution comprising the gain experienced by the Fund’s exposure to the Recession Contracts.

In the event that it is determined that the United States did not experience an economic recession in 2026, Fund Shares will have lost substantially all of their value. Under such circumstances, the Fund’s communication to shareholders will announce that the Fund will undergo a reverse stock split. The Fund’s communication to shareholders will include specifics regarding the terms and timing of such reverse stock split. A reverse stock split will reduce the number of Fund Shares held by each shareholder by the ratio set forth in the communication such that a shareholder will hold fewer Fund Shares following the split than prior to it. While the per-Fund Share price of Fund Shares will increase proportionally, the total value of a shareholder’s investment will remain unchanged immediately following the reverse stock split.

Additional Information About the Recession Contracts

The Recession Contracts to which the Fund will have exposure are entitled “Recession this year?” and are listed on Kalshi. Pursuant to the terms of the Recession Contracts, as established by Kalshi and subject to change by Kalshi in its sole discretion, the Recession Contracts will settle as set forth below.

2026 Recession Determination. Under normal circumstances, the BEA announces its advance U.S. GDP estimate for the prior fiscal quarter (each, a “Quarterly GDP Estimate”) approximately one month after the conclusion of the quarter. The Recession Contracts will settle to “yes” upon the second consecutive release of a Quarterly GDP Estimate indicating that the seasonally adjusted annualized percent change of U.S. GDP for the prior quarter was negative. The Recession Contracts will settle to “no” following the Quarterly GDP Estimate for the fourth quarter of 2026 if either the Quarterly GDP Estimate for the third quarter or the Quarterly GDP Estimate for the fourth quarter indicated that the seasonally adjusted annualized percent change of U.S. GDP for the prior quarter was not negative.

While Kalshi sets forth the official rules regarding the determination and timing of settlement of the Recession Contracts, as described above, it is important to note that Kalshi maintains total discretion with regard to the interpretation and implementation of these rules. For instance, Rule 7.2(c) of the Kalshi Rulebook gives Kalshi considerable discretion to determine that the outcome referenced by an event contract has been decided. The timing and basis of this determination may not ultimately conform with the rules set forth above.

In addition, before settlement, Kalshi may, at its sole discretion, initiate the “Market Outcome Review Process” pursuant to Rule 7.1 of the Kalshi Rulebook. Under the “Market Outcome Review Process,” the “Outcome Review Committee” will determine the final market outcome relating to event contracts listed on Kalshi (such as the Recession Contracts). The Outcome Review Committee consists of three members, at least two of which are members of Kalshi’s Board of Directors. Settlement will occur on the date that the Outcome Review Committee reaches a determination on the contract’s final market outcome. If the Market Outcome Review Process is initiated, Kalshi will post on its website that the contract’s market outcome is under review. The Outcome Review Committee shall review all relevant evidence and determine a final market outcome within a 24-hour period after the Market Outcome Review Process is initiated. The Outcome Review Committee has full discretion in resolving the Market Outcome Review Process. The determinations made by the Outcome Review Committee are final. This process may delay or alter the settlement of the Recession Contracts. Investors should be aware that the exercise of this discretion could affect the timing or amount of the Fund’s gains or losses.

Investors in Fund Shares should be aware that Kalshi's discretion over settlement is absolute and binding. Kalshi may determine that an outcome has occurred, or settle a contract, at a time or in a manner that does not conform with the rules described above.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Catastrophic Loss Risk. In the event that it is determined that the United States did not experience an economic recession in 2026, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Concentrated Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single outcome, whether the United States experiences an economic recession in 2026. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations regarding the economic performance of the United States in 2026. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods and cause the Fund’s returns to diverge substantially from those of more diversified investments.

Erroneous Settlement Risk. The value of Fund Shares is ultimately determined by the settlement of the event contracts to which the Fund has exposure, not by a definitive, universally agreed upon determination regarding whether the United States experienced an economic recession in 2026. Settlement of those contracts is governed exclusively by the rules of the DCM upon which those contracts are listed. The Fund and the Fund’s investment adviser have no role in, and no discretion over, the settlement process. Whether the Fund’s positions settle at $1.00 or at $0.00 is determined entirely by the DCM pursuant to its contract rules. Under those rules, as described above, settlement will occur based on the official estimates published by the BEA. In either case, the DCM retains the authority to initiate a “Market Outcome Review Process” before settlement is finalized. There is no universally agreed upon definition of an economic recession. As it relates to determining whether the United States has entered an economic recession, the Fund’s performance will rely on the methodology utilized by the Recession Contracts as described above. In addition, the BEA routinely revises its Quarterly GDP Estimates. It is possible that a subsequent revision of a Quarterly GDP Estimate will indicate that the seasonally adjusted annualized percent change of U.S. GDP for a prior quarter was wrongly estimated to be positive/negative, as applicable, and that a subsequent determination regarding whether the United States had experienced an economic recession in 2026 was incorrect. Once the contracts have settled, there is no mechanism by which the Fund or its shareholders can recover value based on a subsequent determination that the settlement outcome was incorrect. Holders of Fund Shares will have no recourse in that circumstance, regardless of any subsequent determination of the referenced outcome. By purchasing Fund Shares, investors are accepting the risk that the settlement of the event contracts may not reflect the definitive determination regarding whether the United States experienced an economic recession in 2026. In the event that this occurs, no recourse will be available to holders of Fund Shares. Investors who require that their investment reflect the definitive determination regarding whether the United States experienced an economic recession in 2026 should not purchase Fund Shares.

Event Contracts Risk. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, data releases, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities and could lead to significant losses, valuation uncertainty and deviations from the Fund’s investment objective. Although the event contracts to which the Fund has exposure are listed for trading on a DCM, there can be no assurance that an active trading market for such event contracts will be available at all times and the DCM may halt trading of such event contracts in certain circumstances. Trading in the event contracts on a DCM may be halted due to market conditions or for reasons that, in the view of the DCM, make trading in the event contracts and/or Fund Shares inadvisable. In the event of a suspension of trading on the DCM, swap counterparties may (i) be unwilling to enter into additional swaps referencing Recession Contracts, (ii) provide reduced capacity, (iii) widen pricing and spreads, and/or (iv) increase collateral and other terms that are unfavorable to the Fund. In the event of a trading halt for an extended period, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Exchange and Clearinghouse Risk. The Fund’s exposure to event contracts exposes it to the operational, financial and regulatory risks of the DCMs listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts to which the Fund has exposure. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s or a Fund counterparty’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

In addition, new DCMs and prediction market platforms may enter the market and compete with existing DCMs for trading volume, market participants and liquidity in event contracts. The entry of new competitors could reduce the market share and trading volume of existing DCMs, potentially fragmenting liquidity across multiple venues and reducing the depth of order books available on the DCM upon which the event contracts to which the Fund has exposure are listed. Increased competition could also diminish the informational value of prediction markets more broadly. If market participants shift trading to other platforms, instruments, or prediction venues, or if the overall market for event contracts on CFTC-regulated DCMs fails to develop the depth and breadth that existing platforms currently anticipate, the prices of event contracts may become less reflective of aggregate probability assessments, which could increase valuation uncertainty, reduce liquidity and impair the Fund’s ability to efficiently implement its investment strategy. Competitive dynamics may also affect the long-term financial viability of the DCM that lists the contracts to which the Fund has exposure, and the failure or significant deterioration of a competing platform could have contagion effects that adversely affect such DCM as well.

Lastly, adverse legal rulings, regulatory actions, or other material developments affecting other categories of contracts listed on DCMs, such as sports event contracts, political event contracts, entertainment event contracts, or other event contracts that may constitute a significant portion of a DCM’s trading volume or a primary source of the DCM’s revenue, could indirectly create material risks for the event contracts to which the Fund has exposure. If a court ruling, regulatory action, legislative development, or settlement were to prohibit or significantly restrict trading in such other significant categories of contracts listed on a DCM, the DCM could suffer a significant loss of revenue, trading volume and market participants, which could impair the DCM’s financial condition, operational capabilities and willingness to continue investing in the infrastructure, technology and regulatory compliance activities necessary to support event contract markets. In extreme cases, such developments could threaten the operational viability of a DCM as a whole, potentially resulting in the cessation of trading in all contracts listed on the affected DCM, including the event contracts to which the Fund has exposure.

Swap Agreements Risk. The Fund will utilize swap agreements to derive exposure to the Recession Contracts. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In addition, the Fund’s ability to fully achieve its investment objective may depend on its capacity to enter into swap agreements providing exposure to the relevant event contract in sufficient size. The number of counterparties willing and able to offer such swaps may be limited, and any counterparty may reduce or eliminate its willingness to transact based on internal risk limits, capital constraints, regulatory requirements, or its own assessment of market or legal risk associated with event contracts. If the Fund is unable to access adequate swap capacity, it may be unable to establish or maintain desired exposure to the underlying event contract. Because the market for swaps referencing event contracts is nascent and involves a limited number of willing counterparties, capacity constraints may arise suddenly and without advance notice, particularly in periods of heightened regulatory scrutiny, market stress or as the Quarterly GDP Estimate for the fourth quarter approaches. Any such limitation could prevent the Fund from providing its desired level of exposure to the Recession Contracts. Lastly, the cost to utilize swap agreements is embedded in the returns such agreements ultimately provide and is thus an indirect cost to investors that is not reflected in the table entitled “Fees and Expenses of the Fund” and the accompanying expense example. The fee paid by the Fund may include a commission and a financing expense typically determined by multiplying the face value of the swap agreement by an agreed upon interest rate.

Pre-Paid Forward Contracts Risk. The Fund may seek to gain exposure to event contracts through pre-paid forward contracts. Under a pre-paid forward contract, the Fund pays the full notional purchase price to the counterparty and, in return, receives the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund pays the full contract amount upfront, it bears unsecured credit risk against the counterparty for the entire amount of its investment for the duration of the contract. Unlike certain other derivatives that involve periodic mark-to-market margining or collateral posting, the Fund will generally have no collateral securing the counterparty’s obligation and will be an unsecured creditor with respect to the full amount paid. If the counterparty were to become insolvent, enter bankruptcy or otherwise fail to perform its obligations, the Fund could suffer a total loss of the amount paid, irrespective of the performance of the underlying event contract. In addition, such contracts may be illiquid, may trade over-the-counter without the benefit of an organized exchange or central clearing and may be difficult or impossible to transfer or assign to a replacement counterparty. The number of counterparties willing to enter into pre-paid forward contracts referencing event contracts may be limited, and any counterparty may impose capacity constraints, refuse to enter into new contracts, or require terms that are unfavorable to the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty may not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund’s counterparty risk is heightened relative to many other investment products because of the nature and structure of the instruments through which the Fund gains exposure to event contracts. The market for derivatives and other instruments referencing event contracts is nascent and specialized, and only a limited number of financial institutions may be willing or able to serve as counterparties to the Fund. As a result, the Fund may have significant exposure concentrated among a small number of counterparties, or potentially a single counterparty, at any given time. This concentration means that the financial condition, creditworthiness, or operational capacity of any one counterparty could have an outsized effect on the Fund’s performance and ability to pursue its investment strategy. This risk is particularly acute with respect to pre-paid forward contracts, under which the Fund pays the full notional amount of the contract to the counterparty in exchange for the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund delivers the entire purchase price upfront, it holds only an unsecured contractual claim against the counterparty for the duration of the contract. The Fund may not hold collateral securing the counterparty’s obligation and may rank as a general unsecured creditor in the event of the counterparty’s insolvency or bankruptcy. In such circumstances, the Fund could suffer a total loss of the amount paid under the contract, irrespective of the performance of the underlying event contract and would be subject to the delays, uncertainties and potential recoveries associated with insolvency proceedings. The Fund’s full credit exposure to the counterparty persists from the date of the initial payment through the final settlement date of the contract. Investors should be aware that a counterparty default, even if ultimately resolved, could prevent the Fund from pursuing its investment strategy, force liquidation of other positions or result in losses that materially and adversely affect the value of Fund Shares.

Regulatory Risk. The regulatory framework governing event contracts is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. The regulatory treatment of event contracts differs in significant respects from the regulatory treatment of more traditional investment instruments. Securities are subject to the comprehensive investor protection framework of the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration requirements, disclosure obligations, anti-fraud provisions and insider trading prohibitions administered by the SEC. Commodity futures contracts are subject to the CEA’s long-established framework for regulating commodity futures markets, which reflects decades of regulatory experience, rulemaking and judicial precedent. Event contracts, by contrast, are a novel instrument class for which there is no established body of regulatory precedent, no history of CFTC enforcement actions in this specific context and no judicial framework addressing the full range of issues that may arise. The CFTC has broad discretionary authority to determine whether particular event contracts are consistent with the public interest, including authority to disapprove or direct a DCM to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC or the listing DCM could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s or a Fund counterparty’s ability to establish, maintain or close positions; (ii) require the Fund or a Fund counterparty to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible.

A significant source of regulatory uncertainty for event contracts is the unresolved legal status of prediction markets in the U.S. legal system. Key legal questions, including whether CFTC regulation of DCMs preempts state gaming laws, whether event contracts constitute gambling under applicable federal or state statutes and whether the CFTC’s designation of particular event contracts is consistent with the CEA’s public interest standard, are currently the subject of active litigation in multiple forums. Courts may decline to resolve some or all of these questions definitively, may render conflicting rulings that create further uncertainty, or may remand issues to administrative agencies for further rulemaking. The litigation landscape surrounding prediction markets is complex, involves multiple parties (including state attorneys general, the CFTC, DCMs and private litigants) and may take years or even decades to resolve fully. Even a favorable court ruling may be narrow in scope, may be appealed, or may leave residual uncertainty about related legal questions. The prospect of prolonged legal uncertainty, as distinct from resolution in favor of prediction market operators, itself constitutes a material risk to the Fund, as it may deter market participants, impair liquidity and complicate the DCMs’ ability to maintain and develop the event contract markets.

In addition to judicial and regulatory proceedings, prediction markets are subject to ongoing legislative efforts at both the state and federal levels. Numerous states have introduced or advanced legislation that would classify event contracts as gambling, require prediction market operators to obtain state gaming or sports wagering licenses, or prohibit the listing or trading of event contracts within their jurisdictions. At the federal level, legislative proposals have been introduced in Congress that would restrict prediction market activity, impose additional registration or disclosure requirements on DCMs that list event contracts, or direct the CFTC to take regulatory action with respect to event contracts. Industry participants, as well as their opponents (including gaming industry interests, anti-gambling advocacy groups and certain state government associations), have engaged in active lobbying efforts before Congress and federal and state regulatory agencies regarding the permissibility and regulatory framework for prediction markets. The outcome of these legislative and lobbying efforts is uncertain and could ultimately have a significant negative impact on the Fund and holders of Fund Shares. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Gaming and State Regulatory Litigation Risk. DCMs that list event contracts (including the DCM upon which the event contracts to which the Fund has exposure are listed) have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such DCMs, asserting that the trading of event contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated DCM. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the DCM that lists the event contracts to which the Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more DCMs, including the DCM that lists the event contracts to which the Fund has exposure. These DCMs, and the CFTC in certain court filings, have asserted that federal law, specifically the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated DCMs, preempts the application of state gaming and gambling regulations to CFTC-regulated event contracts. There is no assurance that federal courts will rule in favor of federal preemption. Courts may decline to find preemption or may find that state gaming laws apply in whole or in part to prediction market activity, notwithstanding federal oversight by the CFTC. Until the preemption question is definitively resolved, which may require years of litigation and potentially appellate review up to and including the U.S. Supreme Court, the legal status of prediction market operations will remain uncertain in a number of states. An adverse ruling in any state regulatory proceeding or federal court action or a failure of the federal preemption defense could result in the suspension or cessation of event contract trading on one or more DCMs (including the DCM upon which the event contracts to which the Fund has exposure are listed), the imposition of material operational restrictions, significant financial penalties, or the effective loss of the ability to list event contracts. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses. Investors that do not wish to invest in an investment product subject to significant litigation risk are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains. Additionally, the DCM may vary terms of event contract settlement in its sole discretion, which could materially impact the performance of Fund Shares.

Insider Trading and Information Asymmetry Risk. Event contracts present unique and heightened risks related to information asymmetry and the potential misuse of material, non-public information. Unlike securities markets, which are governed by well-established and extensively litigated insider trading prohibitions under the Securities Exchange Act of 1934 that broadly prohibit trading on the basis of material, non-public information, the legal framework governing trading on the basis of such information in the context of commodity futures and event contracts is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the CEA, specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the event contract context remain nascent. The absence of clear legal standards creates regulatory uncertainty and may reduce the deterrent effect that a more established framework would otherwise provide. Certain individuals may possess material, non-public information that could affect the occurrence or non-occurrence of the 2026 Recession Determination and, consequently, the prices of the Recession Contracts. This could include, without limitation, employees of the BEA and senior policymakers with advance knowledge of unreleased employment, output or income data. Such persons could trade event contracts to profit from their informational advantage prior to public disclosure of such information. The DCM upon which the event contracts to which the Fund has exposure are listed may impose restrictions on trading by certain classes of individuals, including employees of the BEA and persons holding material non-public information regarding the Quarterly GDP Estimates. Nevertheless, there is no guarantee that DCMs and the CFTC will successfully detect and prevent the trading activity of such individuals and the Fund has no means of preventing such individuals from purchasing Fund Shares. The participation of informed insiders in prediction markets can create adverse selection for other market participants, distort market prices, undermine the informational efficiency of the contracts and expose DCMs and market participants to regulatory scrutiny and reputational harm. The monitoring, detection and enforcement of improper trading based on non-public information may be more challenging in the context of event contracts than in securities markets. DCMs may have less comprehensive surveillance capabilities, and the CFTC may have fewer resources and less institutional experience detecting information-based trading in event contracts relative to the SEC’s experience detecting insider trading in securities markets. The binary, outcome-specific nature of event contracts may also make it more difficult to identify suspicious trading patterns, particularly when trading activity spikes around scheduled announcements, data releases, or milestones for reasons that may appear consistent with publicly available information. As a result, individuals with non-public information may be able to profit from such information with a lower risk of detection and enforcement than exists in securities markets. In addition, individuals with non-public knowledge about the 2026 Recession Determination could theoretically invest directly in Fund Shares. Fund Shares are publicly traded and accessible to investors through ordinary brokerage accounts. The Fund has no ability to screen potential investors for possession of non-public information or to prevent such persons from purchasing or selling Fund Shares. This could lead to regulatory scrutiny and reputational damage to the Fund.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to outcomes of the type referenced by the Fund can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near key dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of the 2026 Recession Determination could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

Volatility Risk. Event contracts tied to the type of outcome referenced by the Fund can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to data releases, policy announcements, legal challenges, or other developments, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as major macroeconomic data releases, FOMC policy announcements and other key dates for business-cycle information and may be further magnified by liquidity constraints, trading halts or changes in position limits on the DCM. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the 2026 Recession Determination, volatility may persist until final settlement if uncertainties remain. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares may trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. Event contracts tied to the type of outcome referenced by the Fund may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events or data releases, or may decline significantly during periods of uncertainty, regulatory review or when market participants reduce activity following the apparent occurrence of the 2026 Recession Determination but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund or a Fund counterparty to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to data releases, litigation, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the economic performance of the United States in 2027 if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund or a Fund counterparty. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Ownership Concentration Risk. The Fund’s assets may lose substantially all of their value. In order to ensure that the Fund has sufficient assets under management to continue operating, it is currently intended that the Adviser may re-capitalize the Fund by facilitating, through independent third-party authorized participants, the purchase of creation units of Fund Shares. In the immediate aftermath of these purchases, the Adviser may hold a significant percentage of the outstanding Fund Shares. While the Adviser intends for its ownership interest to decrease over time, there is no guarantee it will do so. The Adviser’s concurrent role as investment adviser to the Fund and majority shareholder creates a concentration of decision-making authority with the Adviser that would not be present if the Adviser were not the Fund’s majority shareholder. While the Adviser has a fiduciary duty to act in the best interest of the Fund’s shareholders, it may nonetheless have significant power to influence any matters presented to shareholders for a vote. In addition, the Fund is subject to the risk that a redemption by the Adviser of all or a portion of its Fund Shares may adversely affect the Fund’s performance if the Fund is forced to liquidate positions in order to meet these redemptions. The effects of taxable gains resulting from large redemptions of Fund Shares may particularly impact non-redeeming shareholders who do not hold their Fund Shares in a tax-advantaged or tax-exempt vehicle.

Reverse Repurchase Agreements Risk. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price, and that the counterparty may default on its repurchase obligation. Reverse repurchase agreements also create leverage, which may magnify the effect of losses. If the counterparty becomes insolvent, the Fund’s ability to recover the full value of the underlying securities may be delayed or impaired.

Special Tax Risk. Because Recession Contracts and swap agreements on Recession Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in swap agreements on Recession Contracts through the Subsidiary. The Fund intends to treat any income it may derive from swap agreements on Recession Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which the Fund has exposure comes to pass, that is, if the applicable result occurs in the Fund’s favor, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that the Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause the Fund’s assets to decline significantly in a short period of time. To the extent the Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in the Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If the Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. The Subsidiary could be subject to the limitation on losses, which could affect the income of the Fund, depending on the elections that the Fund makes. If the Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in the Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Structural ETF Risks. As an ETF, the Fund is subject to structural risks common to all exchange-traded funds, including the following.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cash Transactions Risk. The Fund currently expects to effect its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk. Changes to U.S. or Cayman Islands laws, regulations or tax treatment may adversely affect the Fund’s ability to operate through the Subsidiary or to achieve its investment objective. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Transaction Costs Risk. The Fund may incur transaction costs, such as commissions, bid-ask spreads and financing costs, when buying and selling securities and entering into swap and pre-paid forward contract transactions. These costs, which are not reflected in the Fund’s annual operating expenses, may reduce the Fund’s returns.

U.S. Government Securities Risk. The Fund may invest in short-term U.S. Treasury securities as collateral. Although U.S. Treasury securities are backed by the full faith and credit of the U.S. government, their market values may fluctuate in response to changes in interest rates, economic conditions or market sentiment. A rise in prevailing interest rates may reduce the market value of such securities. In addition, a U.S. government failure or delay to honor its obligations under such securities, including through a government shutdown or debt ceiling impasse, may adversely affect the Fund.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.______.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC (“BIM”)

Portfolio Managers: Jennifer Thornton, Portfolio Manager at BIM and Daniela Padilla, Portfolio Manager at BIM are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in ___ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www._____.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PredictionShares There Will Not Be A Recession in 2026

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the United States does not experience an economic recession in 2026.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Fund Operating Expenses	0.__%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year 1	Year 3
$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the United States does not experience an economic recession in 2026. For the purposes of the Fund, an “economic recession” is defined as two consecutive quarters in which the seasonally adjusted annualized percent change of quarterly U.S. real gross domestic product (“U.S. GDP”), as released by the Bureau of Economic Analysis (“BEA”), is negative (the “Recession Indicator”).

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to whether the United States experiences an economic recession in 2026. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In the event that it is determined that the United States experienced an economic recession in 2026, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares. In addition, there is no universally agreed upon definition of an economic recession. As it relates to determining whether the United States has entered an economic recession, the Fund’s performance will rely on the methodology utilized by the Recession Contracts (as defined below). Investors that do not understand or agree with the methodology used to determine whether the United States has entered a recession are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund seeks exposure to a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event. Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay out in the event that it is determined that the United States did not experience an economic recession in 2026 (“Recession Contracts”). The Recession Contracts to which the Fund will have exposure are the event contracts listed on KalshiEX LLC (“Kalshi”) entitled “Recession this year?” The Fund will primarily derive such exposure through over-the-counter (“OTC”) swap agreements that utilize Recession Contracts as the reference asset. However, the Fund may also invest in pre-paid forward contracts that utilize Recession Contracts as the reference asset. At the Fund’s outset, it is expected that the Fund will derive all of its exposure to Recession Contracts through investments in swap agreements that utilize Recession Contracts as the reference asset.

The value of the Fund’s exposure to Recession Contracts is based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that the Recession Indicator is not triggered and to $0.00 in the event that the Recession Indicator is triggered. Given the binary payout structure of the Recession Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that the Recession Indicator will be triggered. For instance, if such contracts are trading at $0.50 on a given day, that represents the market’s assessment that the implied probability of the referenced outcome is approximately 50%. Prior to the BEA’s release of its advance estimate of U.S. GDP for the fourth quarter of 2026, the market value of the Fund’s exposure to Recession Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move as new information, data releases, news developments or market sentiment alter expectations about the outcome. For instance, if the market price of Recession Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Recession Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

The Fund will invest in instruments that provide exposure to Recession Contracts at the prevailing market price of such contracts at the time of the investment.

As described below in “Additional Information About the Recession Contracts,” the Recession Contracts will settle upon (i) a release by the BEA indicating that the seasonally adjusted annualized percent change of quarterly U.S. GDP has been negative for two consecutive quarters; or (ii) following a release by the BEA of its advance estimate of U.S. GDP for the fourth quarter of 2026 indicating that the seasonally adjusted annualized percent change of quarterly U.S. GDP was not negative for two consecutive quarters (the “2026 Recession Determination”).

It is possible that prior to the BEA’s release of its advance estimate of U.S. GDP for the fourth quarter of 2026 the market will assess that it has become known whether the United States will experience an economic recession in 2026, causing the value of the Recession Contracts to converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (the “CEA”) and rules adopted by the Commodity Futures Trading Commission (the “CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

The Fund intends to obtain exposure to Recession Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). While the Subsidiary will be the entity that enters into swap agreements that provide exposure to Recession Contracts, the collateral (short-term U.S. Treasury securities) securing such liabilities will continue to be held by the Fund. In the event that the Recession Indicator is triggered and the Recession Contracts settle to $0.00, such collateral will be used to satisfy any obligations under the terms of the swap agreements. Prior to the settlement of the Recession Contracts, such collateral will also be used to satisfy obligations in the event the Fund needs to meet redemption requests and the underlying reference asset has decreased in value. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Recession Contracts through swap agreements that utilize Recession Contracts as the reference asset. The Fund may also invest in pre-paid forward contracts that utilize Recession Contracts as the reference asset. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its exposure to Recession Contracts. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Recession Contracts.

The Fund will not terminate following the 2026 Recession Determination. Instead, following the settlement of the Recession Contracts, the Fund will recognize the gain or loss associated with its Recession Contracts referencing the occurrence of an economic recession in 2026. The Fund will then invest in swap agreements that utilize as the reference asset event contracts that pay out based on whether the United States experiences an economic recession in 2027.

Kalshi, as the DCM that lists the Recession Contracts, in its sole discretion, sets forth the rules regarding how and when it has been determined that the United States has experienced an economic recession and the timing of settlement of the Recession Contracts. These rules are described in detail below in the sub-section entitled “Additional Information About the Recession Contracts.” It is pursuant to Kalshi’s rules, and not any official determination of the referenced event, that governs whether the Fund’s positions settle at $1.00 or at $0.00. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. In addition, Kalshi may change the rules regarding settlement of the Recession Contracts at any time in its sole discretion. Such changes could materially impact the performance of the Fund.

At such time that the Recession Contracts have settled, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund’s positions referencing the United States’ economic performance in 2026 have settled. This communication will specify that the Fund will shortly invest substantially all of its assets in derivatives that will pay out based on whether the United States experiences an economic recession in 2027, and that investors that do not wish to have investment exposure to that outcome should sell their Fund Shares.

In the event that the Recession Contracts settle to $1.00 based upon the 2026 Recession Determination, the Fund will announce a distribution comprising the gain experienced by the Fund’s exposure to the Recession Contracts.

In the event that it is determined that the United States experienced an economic recession in 2026, Fund Shares will have lost substantially all of their value. Under such circumstances, the Fund’s communication to shareholders will announce that the Fund will undergo a reverse stock split. The Fund’s communication to shareholders will include specifics regarding the terms and timing of such reverse stock split. A reverse stock split will reduce the number of Fund Shares held by each shareholder by the ratio set forth in the communication such that a shareholder will hold fewer Fund Shares following the split than prior to it. While the per-Fund Share price of Fund Shares will increase proportionally, the total value of a shareholder’s investment will remain unchanged immediately following the reverse stock split.

Additional Information About the Recession Contracts

The Recession Contracts to which the Fund will have exposure are entitled “Recession this year?” and are listed on Kalshi. Pursuant to the terms of the Recession Contracts, as established by Kalshi and subject to change by Kalshi in its sole discretion, the Recession Contracts will settle as set forth below.

2026 Recession Determination. Under normal circumstances, the BEA announces its advance U.S. GDP estimate for the prior fiscal quarter (each, a “Quarterly GDP Estimate”) approximately one month after the conclusion of the quarter. The Recession Contracts will settle to “no” upon the second consecutive release of a Quarterly GDP Estimate indicating that the seasonally adjusted annualized percent change of U.S. GDP for the prior quarter was negative. The Recession Contracts will settle to “yes” following the Quarterly GDP Estimate for the fourth quarter of 2026 if either the Quarterly GDP Estimate for the third quarter or the Quarterly GDP Estimate for the fourth quarter indicated that the seasonally adjusted annualized percent change of U.S. GDP for the prior quarter was not negative.

While Kalshi sets forth the official rules regarding the determination and timing of settlement of the Recession Contracts, as described above, it is important to note that Kalshi maintains total discretion with regard to the interpretation and implementation of these rules. For instance, Rule 7.2(c) of the Kalshi Rulebook gives Kalshi considerable discretion to determine that the outcome referenced by an event contract has been decided. The timing and basis of this determination may not ultimately conform with the rules set forth above.

In addition, before settlement, Kalshi may, at its sole discretion, initiate the “Market Outcome Review Process” pursuant to Rule 7.1 of the Kalshi Rulebook. Under the “Market Outcome Review Process,” the “Outcome Review Committee” will determine the final market outcome relating to event contracts listed on Kalshi (such as the Recession Contracts). The Outcome Review Committee consists of three members, at least two of which are members of Kalshi’s Board of Directors. Settlement will occur on the date that the Outcome Review Committee reaches a determination on the contract’s final market outcome. If the Market Outcome Review Process is initiated, Kalshi will post on its website that the contract’s market outcome is under review. The Outcome Review Committee shall review all relevant evidence and determine a final market outcome within a 24-hour period after the Market Outcome Review Process is initiated. The Outcome Review Committee has full discretion in resolving the Market Outcome Review Process. The determinations made by the Outcome Review Committee are final. This process may delay or alter the settlement of the Recession Contracts. Investors should be aware that the exercise of this discretion could affect the timing or amount of the Fund’s gains or losses.

Investors in Fund Shares should be aware that Kalshi's discretion over settlement is absolute and binding. Kalshi may determine that an outcome has occurred, or settle a contract, at a time or in a manner that does not conform with the rules described above.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Catastrophic Loss Risk. In the event that it is determined that the United States experienced an economic recession in 2026, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Concentrated Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single outcome, whether the United States experiences an economic recession in 2026. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations regarding the 2026 Recession Determination. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods and cause the Fund’s returns to diverge substantially from those of more diversified investments.

Erroneous Settlement Risk. The value of Fund Shares is ultimately determined by the settlement of the event contracts to which the Fund has exposure, not by a definitive, universally agreed upon determination regarding whether the United States experienced an economic recession in 2026. Settlement of those contracts is governed exclusively by the rules of the DCM upon which those contracts are listed. The Fund and the Fund’s investment adviser have no role in, and no discretion over, the settlement process. Whether the Fund’s positions settle at $1.00 or at $0.00 is determined entirely by the DCM pursuant to its contract rules. Under those rules, as described above, settlement will occur based on the official estimates published by the BEA. In either case, the DCM retains the authority to initiate a “Market Outcome Review Process” before settlement is finalized. There is no universally agreed upon definition of an economic recession. As it relates to determining whether the United States has entered an economic recession, the Fund’s performance will rely on the methodology utilized by the Recession Contracts as described above. In addition, the BEA routinely revises its Quarterly GDP Estimates. It is possible that a subsequent revision of a Quarterly GDP Estimate will indicate that the seasonally adjusted annualized percent change of U.S. GDP for a prior quarter was wrongly estimated to be positive/negative, as applicable, and that a subsequent determination regarding whether the United States had experienced an economic recession in 2026 was incorrect. Once the contracts have settled, there is no mechanism by which the Fund or its shareholders can recover value based on a subsequent determination that the settlement outcome was incorrect. Holders of Fund Shares will have no recourse in that circumstance, regardless of any subsequent determination of the referenced outcome. By purchasing Fund Shares, investors are accepting the risk that the settlement of the event contracts may not reflect the definitive determination regarding whether the United States experienced an economic recession in 2026. In the event that this occurs, no recourse will be available to holders of Fund Shares. Investors who require that their investment reflect the definitive determination regarding whether the United States experienced an economic recession in 2026 should not purchase Fund Shares.

Event Contracts Risk. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, data releases, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities and could lead to significant losses, valuation uncertainty and deviations from the Fund’s investment objective. Although the event contracts to which the Fund has exposure are listed for trading on a DCM, there can be no assurance that an active trading market for such event contracts will be available at all times and the DCM may halt trading of such event contracts in certain circumstances. Trading in the event contracts on a DCM may be halted due to market conditions or for reasons that, in the view of the DCM, make trading in the event contracts and/or Fund Shares inadvisable. In the event of a suspension of trading on the DCM, swap counterparties may (i) be unwilling to enter into additional swaps referencing Recession Contracts, (ii) provide reduced capacity, (iii) widen pricing and spreads, and/or (iv) increase collateral and other terms that are unfavorable to the Fund. In the event of a trading halt for an extended period, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Exchange and Clearinghouse Risk. The Fund’s exposure to event contracts exposes it to the operational, financial and regulatory risks of the DCMs listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts to which the Fund has exposure. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s or a Fund counterparty’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

In addition, new DCMs and prediction market platforms may enter the market and compete with existing DCMs for trading volume, market participants and liquidity in event contracts. The entry of new competitors could reduce the market share and trading volume of existing DCMs, potentially fragmenting liquidity across multiple venues and reducing the depth of order books available on the DCM upon which the event contracts to which the Fund has exposure are listed. Increased competition could also diminish the informational value of prediction markets more broadly. If market participants shift trading to other platforms, instruments, or prediction venues, or if the overall market for event contracts on CFTC-regulated DCMs fails to develop the depth and breadth that existing platforms currently anticipate, the prices of event contracts may become less reflective of aggregate probability assessments, which could increase valuation uncertainty, reduce liquidity and impair the Fund’s ability to efficiently implement its investment strategy. Competitive dynamics may also affect the long-term financial viability of the DCM that lists the contracts to which the Fund has exposure, and the failure or significant deterioration of a competing platform could have contagion effects that adversely affect such DCM as well.

Lastly, adverse legal rulings, regulatory actions, or other material developments affecting other categories of contracts listed on DCMs, such as sports event contracts, political event contracts, entertainment event contracts, or other event contracts that may constitute a significant portion of a DCM’s trading volume or a primary source of the DCM’s revenue, could indirectly create material risks for the event contracts to which the Fund has exposure. If a court ruling, regulatory action, legislative development, or settlement were to prohibit or significantly restrict trading in such other significant categories of contracts listed on a DCM, the DCM could suffer a significant loss of revenue, trading volume and market participants, which could impair the DCM’s financial condition, operational capabilities and willingness to continue investing in the infrastructure, technology and regulatory compliance activities necessary to support event contract markets. In extreme cases, such developments could threaten the operational viability of a DCM as a whole, potentially resulting in the cessation of trading in all contracts listed on the affected DCM, including the event contracts to which the Fund has exposure.

Swap Agreements Risk. The Fund will utilize swap agreements to derive exposure to the Recession Contracts. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In addition, the Fund’s ability to fully achieve its investment objective may depend on its capacity to enter into swap agreements providing exposure to the relevant event contract in sufficient size. The number of counterparties willing and able to offer such swaps may be limited, and any counterparty may reduce or eliminate its willingness to transact based on internal risk limits, capital constraints, regulatory requirements, or its own assessment of market or legal risk associated with event contracts. If the Fund is unable to access adequate swap capacity, it may be unable to establish or maintain desired exposure to the underlying event contract. Because the market for swaps referencing event contracts is nascent and involves a limited number of willing counterparties, capacity constraints may arise suddenly and without advance notice, particularly in periods of heightened regulatory scrutiny, market stress or as the Quarterly GDP Estimate for the fourth quarter approaches. Any such limitation could prevent the Fund from providing its desired level of exposure to the Recession Contracts. Lastly, the cost to utilize swap agreements is embedded in the returns such agreements ultimately provide and is thus an indirect cost to investors that is not reflected in the table entitled “Fees and Expenses of the Fund” and the accompanying expense example. The fee paid by the Fund may include a commission and a financing expense typically determined by multiplying the face value of the swap agreement by an agreed upon interest rate.

Pre-Paid Forward Contracts Risk. The Fund may seek to gain exposure to event contracts through pre-paid forward contracts. Under a pre-paid forward contract, the Fund pays the full notional purchase price to the counterparty and, in return, receives the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund pays the full contract amount upfront, it bears unsecured credit risk against the counterparty for the entire amount of its investment for the duration of the contract. Unlike certain other derivatives that involve periodic mark-to-market margining or collateral posting, the Fund will generally have no collateral securing the counterparty’s obligation and will be an unsecured creditor with respect to the full amount paid. If the counterparty were to become insolvent, enter bankruptcy or otherwise fail to perform its obligations, the Fund could suffer a total loss of the amount paid, irrespective of the performance of the underlying event contract. In addition, such contracts may be illiquid, may trade over-the-counter without the benefit of an organized exchange or central clearing and may be difficult or impossible to transfer or assign to a replacement counterparty. The number of counterparties willing to enter into pre-paid forward contracts referencing event contracts may be limited, and any counterparty may impose capacity constraints, refuse to enter into new contracts, or require terms that are unfavorable to the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty may not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund’s counterparty risk is heightened relative to many other investment products because of the nature and structure of the instruments through which the Fund gains exposure to event contracts. The market for derivatives and other instruments referencing event contracts is nascent and specialized, and only a limited number of financial institutions may be willing or able to serve as counterparties to the Fund. As a result, the Fund may have significant exposure concentrated among a small number of counterparties, or potentially a single counterparty, at any given time. This concentration means that the financial condition, creditworthiness, or operational capacity of any one counterparty could have an outsized effect on the Fund’s performance and ability to pursue its investment strategy. This risk is particularly acute with respect to pre-paid forward contracts, under which the Fund pays the full notional amount of the contract to the counterparty in exchange for the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund delivers the entire purchase price upfront, it holds only an unsecured contractual claim against the counterparty for the duration of the contract. The Fund may not hold collateral securing the counterparty’s obligation and may rank as a general unsecured creditor in the event of the counterparty’s insolvency or bankruptcy. In such circumstances, the Fund could suffer a total loss of the amount paid under the contract, irrespective of the performance of the underlying event contract and would be subject to the delays, uncertainties and potential recoveries associated with insolvency proceedings. The Fund’s full credit exposure to the counterparty persists from the date of the initial payment through the final settlement date of the contract. Investors should be aware that a counterparty default, even if ultimately resolved, could prevent the Fund from pursuing its investment strategy, force liquidation of other positions or result in losses that materially and adversely affect the value of Fund Shares.

Regulatory Risk. The regulatory framework governing event contracts is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. The regulatory treatment of event contracts differs in significant respects from the regulatory treatment of more traditional investment instruments. Securities are subject to the comprehensive investor protection framework of the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration requirements, disclosure obligations, anti-fraud provisions and insider trading prohibitions administered by the SEC. Commodity futures contracts are subject to the CEA’s long-established framework for regulating commodity futures markets, which reflects decades of regulatory experience, rulemaking and judicial precedent. Event contracts, by contrast, are a novel instrument class for which there is no established body of regulatory precedent, no history of CFTC enforcement actions in this specific context and no judicial framework addressing the full range of issues that may arise. The CFTC has broad discretionary authority to determine whether particular event contracts are consistent with the public interest, including authority to disapprove or direct a DCM to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC or the listing DCM could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s or a Fund counterparty’s ability to establish, maintain or close positions; (ii) require the Fund or a Fund counterparty to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible.

A significant source of regulatory uncertainty for event contracts is the unresolved legal status of prediction markets in the U.S. legal system. Key legal questions, including whether CFTC regulation of DCMs preempts state gaming laws, whether event contracts constitute gambling under applicable federal or state statutes and whether the CFTC’s designation of particular event contracts is consistent with the CEA’s public interest standard, are currently the subject of active litigation in multiple forums. Courts may decline to resolve some or all of these questions definitively, may render conflicting rulings that create further uncertainty, or may remand issues to administrative agencies for further rulemaking. The litigation landscape surrounding prediction markets is complex, involves multiple parties (including state attorneys general, the CFTC, DCMs and private litigants) and may take years or even decades to resolve fully. Even a favorable court ruling may be narrow in scope, may be appealed, or may leave residual uncertainty about related legal questions. The prospect of prolonged legal uncertainty, as distinct from resolution in favor of prediction market operators, itself constitutes a material risk to the Fund, as it may deter market participants, impair liquidity and complicate the DCMs’ ability to maintain and develop the event contract markets.

In addition to judicial and regulatory proceedings, prediction markets are subject to ongoing legislative efforts at both the state and federal levels. Numerous states have introduced or advanced legislation that would classify event contracts as gambling, require prediction market operators to obtain state gaming or sports wagering licenses, or prohibit the listing or trading of event contracts within their jurisdictions. At the federal level, legislative proposals have been introduced in Congress that would restrict prediction market activity, impose additional registration or disclosure requirements on DCMs that list event contracts, or direct the CFTC to take regulatory action with respect to event contracts. Industry participants, as well as their opponents (including gaming industry interests, anti-gambling advocacy groups and certain state government associations), have engaged in active lobbying efforts before Congress and federal and state regulatory agencies regarding the permissibility and regulatory framework for prediction markets. The outcome of these legislative and lobbying efforts is uncertain and could ultimately have a significant negative impact on the Fund and holders of Fund Shares. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Gaming and State Regulatory Litigation Risk. DCMs that list event contracts (including the DCM upon which the event contracts to which the Fund has exposure are listed) have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such DCMs, asserting that the trading of event contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated DCM. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the DCM that lists the event contracts to which the Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more DCMs, including the DCM that lists the event contracts to which the Fund has exposure. These DCMs, and the CFTC in certain court filings, have asserted that federal law, specifically the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated DCMs, preempts the application of state gaming and gambling regulations to CFTC-regulated event contracts. There is no assurance that federal courts will rule in favor of federal preemption. Courts may decline to find preemption or may find that state gaming laws apply in whole or in part to prediction market activity, notwithstanding federal oversight by the CFTC. Until the preemption question is definitively resolved, which may require years of litigation and potentially appellate review up to and including the U.S. Supreme Court, the legal status of prediction market operations will remain uncertain in a number of states. An adverse ruling in any state regulatory proceeding or federal court action or a failure of the federal preemption defense could result in the suspension or cessation of event contract trading on one or more DCMs (including the DCM upon which the event contracts to which the Fund has exposure are listed), the imposition of material operational restrictions, significant financial penalties, or the effective loss of the ability to list event contracts. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses. Investors that do not wish to invest in an investment product subject to significant litigation risk are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains. Additionally, the DCM may vary terms of event contract settlement in its sole discretion, which could materially impact the performance of Fund Shares.

Insider Trading and Information Asymmetry Risk. Event contracts present unique and heightened risks related to information asymmetry and the potential misuse of material, non-public information. Unlike securities markets, which are governed by well-established and extensively litigated insider trading prohibitions under the Securities Exchange Act of 1934 that broadly prohibit trading on the basis of material, non-public information, the legal framework governing trading on the basis of such information in the context of commodity futures and event contracts is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the CEA, specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the event contract context remain nascent. The absence of clear legal standards creates regulatory uncertainty and may reduce the deterrent effect that a more established framework would otherwise provide. Certain individuals may possess material, non-public information that could affect the occurrence or non-occurrence of the 2026 Recession Determination and, consequently, the prices of the Recession Contracts. This could include, without limitation, employees of the BEA and senior policymakers with advance knowledge of unreleased employment, output or income data. Such persons could trade event contracts to profit from their informational advantage prior to public disclosure of such information. The DCM upon which the event contracts to which the Fund has exposure are listed may impose restrictions on trading by certain classes of individuals, including employees of the BEA and persons holding material non-public information regarding the Quarterly GDP Estimates. Nevertheless, there is no guarantee that DCMs and the CFTC will successfully detect and prevent the trading activity of such individuals and the Fund has no means of preventing such individuals from purchasing Fund Shares. The participation of informed insiders in prediction markets can create adverse selection for other market participants, distort market prices, undermine the informational efficiency of the contracts and expose DCMs and market participants to regulatory scrutiny and reputational harm. The monitoring, detection and enforcement of improper trading based on non-public information may be more challenging in the context of event contracts than in securities markets. DCMs may have less comprehensive surveillance capabilities, and the CFTC may have fewer resources and less institutional experience detecting information-based trading in event contracts relative to the SEC’s experience detecting insider trading in securities markets. The binary, outcome-specific nature of event contracts may also make it more difficult to identify suspicious trading patterns, particularly when trading activity spikes around scheduled announcements, data releases, or milestones for reasons that may appear consistent with publicly available information. As a result, individuals with non-public information may be able to profit from such information with a lower risk of detection and enforcement than exists in securities markets. In addition, individuals with non-public knowledge about the 2026 Recession Determination could theoretically invest directly in Fund Shares. Fund Shares are publicly traded and accessible to investors through ordinary brokerage accounts. The Fund has no ability to screen potential investors for possession of non-public information or to prevent such persons from purchasing or selling Fund Shares. This could lead to regulatory scrutiny and reputational damage to the Fund.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to outcomes of the type referenced by the Fund can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near key dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of the 2026 Recession Determination could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

Volatility Risk. Event contracts tied to the type of outcome referenced by the Fund can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to data releases, policy announcements, legal challenges, or other developments, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as major macroeconomic data releases, FOMC policy announcements and other key dates for business-cycle information and may be further magnified by liquidity constraints, trading halts or changes in position limits on the DCM. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the 2026 Recession Determination, volatility may persist until final settlement if uncertainties remain. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares may trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. Event contracts tied to the type of outcome referenced by the Fund may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events or data releases, or may decline significantly during periods of uncertainty, regulatory review or when market participants reduce activity following the apparent occurrence of the 2026 Recession Determination but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund or a Fund counterparty to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to data releases, litigation, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the economic performance of the United States in 2027 if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund or a Fund counterparty. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Ownership Concentration Risk. The Fund’s assets may lose substantially all of their value. In order to ensure that the Fund has sufficient assets under management to continue operating, it is currently intended that the Adviser may re-capitalize the Fund by facilitating, through independent third-party authorized participants, the purchase of creation units of Fund Shares. In the immediate aftermath of these purchases, the Adviser may hold a significant percentage of the outstanding Fund Shares. While the Adviser intends for its ownership interest to decrease over time, there is no guarantee it will do so. The Adviser’s concurrent role as investment adviser to the Fund and majority shareholder creates a concentration of decision-making authority with the Adviser that would not be present if the Adviser were not the Fund’s majority shareholder. While the Adviser has a fiduciary duty to act in the best interest of the Fund’s shareholders, it may nonetheless have significant power to influence any matters presented to shareholders for a vote. In addition, the Fund is subject to the risk that a redemption by the Adviser of all or a portion of its Fund Shares may adversely affect the Fund’s performance if the Fund is forced to liquidate positions in order to meet these redemptions. The effects of taxable gains resulting from large redemptions of Fund Shares may particularly impact non-redeeming shareholders who do not hold their Fund Shares in a tax-advantaged or tax-exempt vehicle.

Reverse Repurchase Agreements Risk. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price, and that the counterparty may default on its repurchase obligation. Reverse repurchase agreements also create leverage, which may magnify the effect of losses. If the counterparty becomes insolvent, the Fund’s ability to recover the full value of the underlying securities may be delayed or impaired.

Special Tax Risk. Because Recession Contracts and swap agreements on Recession Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in swap agreements on Recession Contracts through the Subsidiary. The Fund intends to treat any income it may derive from swap agreements on Recession Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which the Fund has exposure comes to pass, that is, if the applicable result occurs in the Fund’s favor, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that the Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause the Fund’s assets to decline significantly in a short period of time. To the extent the Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in the Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If the Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. The Subsidiary could be subject to the limitation on losses, which could affect the income of the Fund, depending on the elections that the Fund makes. If the Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in the Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Structural ETF Risks. As an ETF, the Fund is subject to structural risks common to all exchange-traded funds, including the following.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cash Transactions Risk. The Fund currently expects to effect its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk. Changes to U.S. or Cayman Islands laws, regulations or tax treatment may adversely affect the Fund’s ability to operate through the Subsidiary or to achieve its investment objective. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Transaction Costs Risk. The Fund may incur transaction costs, such as commissions, bid-ask spreads and financing costs, when buying and selling securities and entering into swap and pre-paid forward contract transactions. These costs, which are not reflected in the Fund’s annual operating expenses, may reduce the Fund’s returns.

U.S. Government Securities Risk. The Fund may invest in short-term U.S. Treasury securities as collateral. Although U.S. Treasury securities are backed by the full faith and credit of the U.S. government, their market values may fluctuate in response to changes in interest rates, economic conditions or market sentiment. A rise in prevailing interest rates may reduce the market value of such securities. In addition, a U.S. government failure or delay to honor its obligations under such securities, including through a government shutdown or debt ceiling impasse, may adversely affect the Fund.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.______.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC (“BIM”)

Portfolio Managers: Jennifer Thornton, Portfolio Manager at BIM and Daniela Padilla, Portfolio Manager at BIM are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in ___ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www._____.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PredictionShares More Tech Layoffs in 2026 Than 2025

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Fund Operating Expenses	0.__%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year 1	Year 3
$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025 (the “2026 vs. 2025 Tech Layoff Comparison”).

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the 2026 vs. 2025 Tech Layoff Comparison. For purposes of compliance with this investment policy, derivative contracts may be valued at their notional value.

In the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund seeks exposure to a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event. Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay out in the event that reported tech-sector layoffs in 2026 exceed reported tech-sector layoffs in 2025 (“Tech Layoffs Contracts”). The Tech Layoffs Contracts to which the Fund will have exposure are the event contracts listed on KalshiEX LLC (“Kalshi”) entitled “More tech layoffs in 2026 than 2025?” The Fund will primarily derive such exposure through over-the-counter (“OTC”) swap agreements that utilize Tech Layoffs Contracts as the reference asset. However, the Fund may also invest in pre-paid forward contracts that utilize Tech Layoffs Contracts as the reference asset. At the Fund’s outset, it is expected that the Fund will derive all of its exposure to Tech Layoffs Contracts through investments in swap agreements that utilize Tech Layoffs Contracts as the reference asset.

The value of the Fund’s exposure to Tech Layoffs Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that reported tech-sector layoffs in 2026 exceed those reported in 2025 and to $0.00 in the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025. Given the binary payout structure of the Tech Layoffs Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that reported tech-sector layoffs in 2026 will exceed those reported in 2025. For instance, if such contracts are trading at $0.50 on a given day, that represents the market’s assessment that the implied probability of the referenced outcome is approximately 50%. Prior to the determination of the 2026 vs. 2025 Tech Layoff Comparison, the market value of the Fund’s exposure to Tech Layoffs Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move as new information, data releases, news developments or market sentiment alter expectations about the outcome. For instance, if the market price of Tech Layoffs Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Tech Layoffs Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

The Fund will invest in instruments that provide exposure to Tech Layoffs Contracts at the prevailing market price of such contracts at the time of the investment.

It is possible that on or about the determination of the 2026 vs. 2025 Tech Layoff Comparison, the market will assess that the outcome has become known, which will cause the value of the Tech Layoffs Contracts to converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (the “CEA”) and rules adopted by the Commodity Futures Trading Commission (the “CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

The Fund intends to obtain exposure to Tech Layoffs Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). While the Subsidiary will be the entity that enters into swap agreements that provide exposure to Tech Layoffs Contracts, the collateral (short-term U.S. Treasury securities) securing such liabilities will continue to be held by the Fund. In the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025 and the Tech Layoffs Contracts settle to $0.00, such collateral will be used to satisfy any obligations under the terms of the swap agreements. Prior to the settlement of the Tech Layoffs Contracts, such collateral will also be used to satisfy obligations in the event the Fund needs to meet redemption requests and the underlying reference asset has decreased in value. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Tech Layoffs Contracts through swap agreements that utilize Tech Layoffs Contracts as the reference asset. The Fund may also invest in pre-paid forward contracts that utilize Tech Layoffs Contracts as the reference asset. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its exposure to Tech Layoffs Contracts. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Tech Layoffs Contracts.

The Fund will not terminate following the determination of the 2026 vs. 2025 Tech Layoff Comparison. Instead, following the settlement of the Tech Layoffs Contracts, the Fund will recognize the gain or loss associated with its exposure to Tech Layoffs Contracts tied to the 2026 vs. 2025 Tech Layoff Comparison. The Fund will then invest in swap agreements that utilize as the reference asset event contracts that pay out based on whether reported tech-sector layoffs in 2027 exceed reported tech-sector layoffs in 2026.

Kalshi, as the DCM that lists the Tech Layoffs Contracts, in its sole discretion, sets forth the rules regarding how and when the outcome of the 2026 vs. 2025 Tech Layoff Comparison has been determined and the timing of settlement of the Tech Layoffs Contracts. These rules are described in detail below in the sub-section entitled “Additional Information About the Tech Layoffs Contracts.” It is pursuant to Kalshi’s rules, and not any official determination of the referenced event, that governs whether the Fund’s positions settle at $1.00 or at $0.00. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. In addition, Kalshi may change the rules regarding settlement of the Tech Layoffs Contracts at any time in its sole discretion. Such changes could materially impact the performance of the Fund.

At such time that the Tech Layoffs Contracts have settled, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund’s positions referencing the 2026 vs. 2025 Tech Layoff Comparison have settled. This communication will specify that the Fund will shortly invest substantially all of its assets in derivatives that will pay out based on whether reported tech-sector layoffs in 2027 exceed reported tech-sector layoffs in 2026, and that investors that do not wish to have investment exposure to that outcome should sell their Fund Shares.

In the event that reported tech-sector layoffs in 2026 exceed those reported in 2025, the Fund will announce a distribution comprising the gain experienced by the Fund’s exposure to the Tech Layoffs Contracts.

In the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025, Fund Shares will have lost substantially all of their value. Under such circumstances, the Fund’s communication to shareholders will announce that the Fund will undergo a reverse stock split. The Fund’s communication to shareholders will include specifics regarding the terms and timing of such reverse stock split. A reverse stock split will reduce the number of Fund Shares held by each shareholder by the ratio set forth in the communication such that a shareholder will hold fewer Fund Shares following the split than prior to it. While the per-Fund Share price of Fund Shares will increase proportionally, the total value of a shareholder’s investment will remain unchanged immediately following the reverse stock split.

Additional Information About the Tech Layoffs Contracts

The Tech Layoffs Contracts to which the Fund will have exposure are entitled “More tech layoffs in 2026 than 2025?” and are listed on Kalshi. Pursuant to the terms of the Tech Layoffs Contracts, as established by Kalshi and subject to change by Kalshi in its sole discretion, the Tech Layoffs Contracts will settle as set forth below.

Layoff Count Comparison. The Tech Layoffs Contracts will settle to “yes” if, upon the release of non-farm layoffs for information sector employees in 2026 by the U.S. Bureau of Labor Statistics (the “BLS”), the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS exceeds the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS. The Tech Layoffs Contracts will settle to “no” if, upon the release of non-farm layoffs for information sector employees in 2026 by the BLS, the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS does not exceed the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS.

While Kalshi sets forth the official rules regarding the determination and timing of settlement of the Tech Layoffs Contracts, as described above, it is important to note that Kalshi maintains total discretion with regard to the interpretation and implementation of these rules. For instance, Rule 7.2(c) of the Kalshi Rulebook gives Kalshi considerable discretion to determine that the outcome referenced by an event contract has been decided. The timing and basis of this determination may not ultimately conform with the rules set forth above.

In addition, before settlement, Kalshi may, at its sole discretion, initiate the “Market Outcome Review Process” pursuant to Rule 7.1 of the Kalshi Rulebook. Under the “Market Outcome Review Process,” the “Outcome Review Committee” will determine the final market outcome relating to event contracts listed on Kalshi (such as the Tech Layoffs Contracts). The Outcome Review Committee consists of three members, at least two of which are members of Kalshi’s Board of Directors. Settlement will occur on the date that the Outcome Review Committee reaches a determination on the contract’s final market outcome. If the Market Outcome Review Process is initiated, Kalshi will post on its website that the contract’s market outcome is under review. The Outcome Review Committee shall review all relevant evidence and determine a final market outcome within a 24-hour period after the Market Outcome Review Process is initiated. The Outcome Review Committee has full discretion in resolving the Market Outcome Review Process. The determinations made by the Outcome Review Committee are final. This process may delay or alter the settlement of the Tech Layoffs Contracts. Investors should be aware that the exercise of this discretion could affect the timing or amount of the Fund’s gains or losses.

Investors in Fund Shares should be aware that Kalshi's discretion over settlement is absolute and binding. Kalshi may determine that an outcome has occurred, or settle a contract, at a time or in a manner that does not conform with the rules described above.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Catastrophic Loss Risk. In the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Concentrated Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single outcome, whether the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations regarding the 2026 vs. 2025 Tech Layoff Comparison. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

Erroneous Settlement Risk. The value of Fund Shares is ultimately determined by the settlement of the event contracts to which the Fund has exposure, not by a definitive, universally agreed upon determination regarding whether the total number of tech-sector layoffs reported during calendar year 2026 exceeded the total number of tech-sector layoffs reported during calendar year 2025. Settlement of those contracts is governed exclusively by the rules of the DCM upon which those contracts are listed. The Fund and the Fund’s investment adviser have no role in, and no discretion over, the settlement process. Whether the Fund’s positions settle at $1.00 or at $0.00 is determined entirely by the DCM pursuant to its contract rules. Under those rules, as described above, settlement will occur based upon whether the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS exceeds the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS. However, the DCM retains the authority to initiate a “Market Outcome Review Process” before settlement is finalized. It is possible that the settlement process will produce an outcome that does not reflect the actual difference in tech-sector layoffs in 2026 as compared to 2025. For example, it is possible that it is subsequently determined that the BLS under- or over-reported the number of tech-sector layoffs that occurred in 2025 and 2026 and led to the Tech Layoffs Contracts settling in favor of the incorrect outcome. Once the contracts have settled, there is no mechanism by which the Fund or its shareholders can recover value based on a subsequent determination that the settlement outcome was incorrect. Holders of Fund Shares will have no recourse in that circumstance, regardless of the subsequent official determination of the number of tech-sector layoffs occurring in 2025 and 2026. By purchasing Fund Shares, investors are accepting the risk that the settlement of the event contracts may not reflect the definitive outcome of whether tech-sector layoffs in 2026 exceeded the number of tech-sector layoffs in 2025 and that no recourse will be available if it does not. Investors who require that their investment reflect the definitive, official determination of the number of tech-sector layoffs occurring in 2025 and 2026 should not purchase Fund Shares.

Event Contracts Risk. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective. Although the event contracts to which the Fund has exposure are listed for trading on a DCM, there can be no assurance that an active trading market for such event contracts will be available at all times and the DCM may halt trading of such event contracts in certain circumstances. Trading in the event contracts on a DCM may be halted due to market conditions or for reasons that, in the view of the DCM, make trading in the event contracts and/or Fund Shares inadvisable. In the event of a suspension of trading on the DCM, swap counterparties may (i) be unwilling to enter into additional swaps referencing Tech Layoffs Contracts, (ii) provide reduced capacity, (iii) widen pricing/spreads, and/or (iv) increase collateral and other terms that are unfavorable to the Fund. In the event of a trading halt for an extended period, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Exchange and Clearinghouse Risk. The Fund’s exposure to event contracts exposes it to the operational, financial and regulatory risks of the DCMs listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts to which the Fund has exposure. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s or a Fund counterparty’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

In addition, new DCMs and prediction market platforms may enter the market and compete with existing DCMs for trading volume, market participants and liquidity in event contracts. The entry of new competitors could reduce the market share and trading volume of existing DCMs, potentially fragmenting liquidity across multiple venues and reducing the depth of order books available on the DCM upon which the event contracts to which the Fund has exposure are listed. Increased competition could also diminish the informational value of prediction markets more broadly. If market participants shift trading to other platforms, instruments, or prediction venues, or if the overall market for event contracts on CFTC-regulated DCMs fails to develop the depth and breadth that existing platforms currently anticipate, the prices of event contracts may become less reflective of aggregate probability assessments, which could increase valuation uncertainty, reduce liquidity, and impair the Fund’s ability to efficiently implement its investment strategy. Competitive dynamics may also affect the long-term financial viability of the DCM that lists the contracts to which the Fund has exposure, and the failure or significant deterioration of a competing platform could have contagion effects that adversely affect such DCM as well.

Lastly, adverse legal rulings, regulatory actions, or other material developments affecting other categories of contracts listed on DCMs, such as sports event contracts, entertainment event contracts, or other event contracts that may constitute a significant portion of a DCM’s trading volume or a primary source of the DCM’s revenue, could indirectly create material risks for the event contracts to which the Fund has exposure. If a court ruling, regulatory action, legislative development, or settlement were to prohibit or significantly restrict trading in sports event contracts or other significant categories of contracts listed on a DCM, the DCM could suffer a significant loss of revenue, trading volume, and market participants, which could impair the DCM’s financial condition, operational capabilities, and willingness to continue investing in the infrastructure, technology, and regulatory compliance activities necessary to support event contract markets. In extreme cases, such developments could threaten the operational viability of a DCM as a whole, potentially resulting in the cessation of trading in all contracts listed on the affected DCM, including the event contracts to which the Fund has exposure.

Swap Agreements Risk. The Fund will utilize swap agreements to derive exposure to the 2026 vs. 2025 Tech Layoff Comparison. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In addition, the Fund’s ability to fully achieve its investment objective may depend on its capacity to enter into swap agreements providing exposure to the relevant event contract in sufficient size. The number of counterparties willing and able to offer such swaps may be limited, and any counterparty may reduce or eliminate its willingness to transact based on internal risk limits, capital constraints, regulatory requirements, or its own assessment of market or legal risk associated with event contracts. If the Fund is unable to access adequate swap capacity, it may be unable to establish or maintain desired exposure to the underlying event contract. Because the market for swaps referencing event contracts is nascent and involves a limited number of willing counterparties, capacity constraints may arise suddenly and without advance notice, particularly in periods of heightened regulatory scrutiny, market stress or as the jobs data release approaches. Any such limitation could prevent the Fund from providing its desired level of exposure to the outcome. Lastly, the cost to utilize swap agreements is embedded in the returns such agreements ultimately provide and is thus an indirect cost to investors that is not reflected in the table entitled “Fees and Expenses of the Fund” and the accompanying expense example. The fee paid by the Fund will include a commission and a financing expense typically determined by multiplying the face value of the swap agreement by an agreed upon interest rate.

Pre-Paid Forward Contracts Risk. The Fund may seek to gain exposure to event contracts through pre-paid forward contracts. Under a pre-paid forward contract, the Fund pays the full notional purchase price to the counterparty and, in return, receives the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund pays the full contract amount upfront, it bears unsecured credit risk against the counterparty for the entire amount of its investment for the duration of the contract. Unlike certain other derivatives that involve periodic mark-to-market margining or collateral posting, the Fund will generally have no collateral securing the counterparty’s obligation and will be an unsecured creditor with respect to the full amount paid. If the counterparty were to become insolvent, enter bankruptcy or otherwise fail to perform its obligations, the Fund could suffer a total loss of the amount paid, irrespective of the performance of the underlying event contract. In addition, such contracts may be illiquid, may trade over-the-counter without the benefit of an organized exchange or central clearing, and may be difficult or impossible to transfer or assign to a replacement counterparty. The number of counterparties willing to enter into pre-paid forward contracts referencing event contracts may be limited, and any counterparty may impose capacity constraints, refuse to enter into new contracts, or require terms that are unfavorable to the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund’s counterparty risk is heightened relative to many other investment products because of the nature and structure of the instruments through which the Fund gains exposure to event contracts. The market for derivatives and other instruments referencing event contracts is nascent and specialized, and only a limited number of financial institutions may be willing or able to serve as counterparties to the Fund. As a result, the Fund may have significant exposure concentrated among a small number of counterparties, or potentially a single counterparty, at any given time. This concentration means that the financial condition, creditworthiness, or operational capacity of any one counterparty could have an outsized effect on the Fund’s performance and ability to pursue its investment strategy. This risk is particularly acute with respect to pre-paid forward contracts, under which the Fund pays the full notional amount of the contract to the counterparty in exchange for the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund delivers the entire purchase price upfront, it holds only an unsecured contractual claim against the counterparty for the duration of the contract. The Fund will not hold collateral securing the counterparty’s obligation and will rank as a general unsecured creditor in the event of the counterparty’s insolvency or bankruptcy. In such circumstances, the Fund could suffer a total loss of the amount paid under the contract, irrespective of the performance of the underlying event contract, and would be subject to the delays, uncertainties, and potential recoveries associated with insolvency proceedings. The Fund’s full credit exposure to the counterparty persists from the date of the initial payment through the final settlement date of the contract. Investors should be aware that a counterparty default, even if ultimately resolved, could prevent the Fund from pursuing its investment strategy, force liquidation of other positions or result in losses that materially and adversely affect the value of Fund Shares.

Regulatory Risk. The regulatory framework governing event contracts is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. The regulatory treatment of event contracts differs in significant respects from the regulatory treatment of more traditional investment instruments. Securities are subject to the comprehensive investor protection framework of the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration requirements, disclosure obligations, anti-fraud provisions and insider trading prohibitions administered by the SEC. Commodity futures contracts are subject to the CEA’s long-established framework for regulating commodity futures markets, which reflects decades of regulatory experience, rulemaking and judicial precedent. Event contracts, by contrast, are a novel instrument class for which there is no established body of regulatory precedent, no history of CFTC enforcement actions in this specific context and no judicial framework addressing the full range of issues that may arise. The CFTC has broad discretionary authority to determine whether particular event contracts are consistent with the public interest, including authority to disapprove or direct a DCM to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC or the listing DCM could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s or a Fund counterparty’s ability to establish, maintain or close positions; (ii) require the Fund or a Fund counterparty to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible.

A significant source of regulatory uncertainty for event contracts is the unresolved legal status of prediction markets in the U.S. legal system. Key legal questions, including whether CFTC regulation of DCMs preempts state gaming laws, whether event contracts constitute gambling under applicable federal or state statutes and whether the CFTC’s designation of particular event contracts is consistent with the CEA’s public interest standard, are currently the subject of active litigation in multiple forums. Courts may decline to resolve some or all of these questions definitively, may render conflicting rulings that create further uncertainty, or may remand issues to administrative agencies for further rulemaking. The litigation landscape surrounding prediction markets is complex, involves multiple parties (including state attorneys general, the CFTC, DCMs and private litigants) and may take years or even decades to resolve fully. Even a favorable court ruling may be narrow in scope, may be appealed, or may leave residual uncertainty about related legal questions. The prospect of prolonged legal uncertainty, as distinct from resolution in favor of prediction market operators, itself constitutes a material risk to the Fund, as it may deter market participants, impair liquidity and complicate the DCMs’ ability to maintain and develop the event contract markets.

In addition to judicial and regulatory proceedings, prediction markets are subject to ongoing legislative efforts at both the state and federal levels. Numerous states have introduced or advanced legislation that would classify event contracts as gambling, require prediction market operators to obtain state gaming or sports wagering licenses, or prohibit the listing or trading of event contracts within their jurisdictions. At the federal level, legislative proposals have been introduced in Congress that would restrict prediction market activity, impose additional registration or disclosure requirements on DCMs that list event contracts, or direct the CFTC to take regulatory action with respect to event contracts. Industry participants, as well as their opponents (including gaming industry interests, anti-gambling advocacy groups and certain state government associations), have engaged in active lobbying efforts before Congress and federal and state regulatory agencies regarding the permissibility and regulatory framework for prediction markets. The outcome of these legislative and lobbying efforts is uncertain and could ultimately have a significant negative impact on the Fund and holders of Fund Shares. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Gaming and State Regulatory Litigation Risk. DCMs that list event contracts (including the DCM upon which the event contracts to which the Fund has exposure are listed) have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such DCMs, asserting that the trading of event contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated DCM. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the DCM that lists the event contracts to which the Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more DCMs, including the DCM that lists the event contracts to which the Fund has exposure. These DCMs, and the CFTC in certain court filings, have asserted that federal law, specifically the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated DCMs, preempts the application of state gaming and gambling regulations to CFTC-regulated event contracts. There is no assurance that federal courts will rule in favor of federal preemption. Courts may decline to find preemption or may find that state gaming laws apply in whole or in part to prediction market activity, notwithstanding federal oversight by the CFTC. Until the preemption question is definitively resolved, which may require years of litigation and potentially appellate review up to and including the U.S. Supreme Court, the legal status of prediction market operations will remain uncertain in a number of states. An adverse ruling in any state regulatory proceeding or federal court action or a failure of the federal preemption defense could result in the suspension or cessation of event contract trading on one or more DCMs (including the DCM upon which the event contracts to which the Fund has exposure are listed), the imposition of material operational restrictions, significant financial penalties, or the effective loss of the ability to list event contracts. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses. Investors that do not wish to invest in an investment product subject to significant litigation risk are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains. Additionally, the DCM may vary terms of event contract settlement in its sole discretion, which could materially impact the performance of Fund Shares.

Insider Trading and Information Asymmetry Risk. Event contracts present unique and heightened risks related to information asymmetry and the potential misuse of material, non-public information. Unlike securities markets, which are governed by well-established and extensively litigated insider trading prohibitions under the Securities Exchange Act of 1934 that broadly prohibit trading on the basis of material, non-public information, the legal framework governing trading on the basis of such information in the context of commodity futures and event contracts is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the CEA, specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the event contract context remain nascent. The absence of clear legal standards creates regulatory uncertainty and may reduce the deterrent effect that a more established framework would otherwise provide. Certain individuals may possess material, non-public information regarding the 2026 vs. 2025 Tech Layoff Comparison and, consequently, the prices of event contracts tied to that outcome. This could include, without limitation, senior executives and human-resources personnel at publicly traded and private technology companies with advance knowledge of pending workforce reductions, employees of the reference data source with advance access to non-public layoff reports and persons at relevant regulatory bodies with advance access to WARN Act notices or similar pre-announcement filings, or others with access to information not generally available to the investing public. Such persons could trade event contracts to profit from their informational advantage prior to public disclosure of such information. Nevertheless, there is no guarantee that DCMs and the CFTC will successfully detect and prevent the trading activity of such individuals, and the Fund has no means whatsoever of preventing such individuals from purchasing Fund Shares. The participation of informed insiders in prediction markets can create adverse selection for other market participants, distort market prices, undermine the informational efficiency of the contracts, and expose DCMs and market participants to regulatory scrutiny and reputational harm. The monitoring, detection and enforcement of improper trading based on non-public information may be more challenging in the context of event contracts than in securities markets. DCMs may have less comprehensive surveillance capabilities, and the CFTC may have fewer resources and less institutional experience detecting information-based trading in event contracts relative to the SEC’s experience detecting insider trading in securities markets. The binary, outcome-specific nature of event contracts may also make it more difficult to identify suspicious trading patterns, particularly when trading activity spikes around scheduled announcements, data releases, or milestones for reasons that may appear consistent with publicly available information. As a result, individuals with non-public information may be able to profit from such information with a lower risk of detection and enforcement than exists in securities markets. In addition, individuals with non-public knowledge about the 2026 vs. 2025 Tech Layoff Comparison could theoretically invest directly in Fund Shares. Fund Shares are publicly traded and accessible to investors through ordinary brokerage accounts. The Fund has no ability to screen potential investors for possession of non-public information or to prevent such persons from purchasing or selling Fund Shares. This could lead to regulatory scrutiny and reputational damage to the Fund.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to outcomes of the type referenced by the Fund can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near key dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of the 2026 vs. 2025 Tech Layoff Comparison could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

Volatility Risk. Event contracts tied to the type of outcome referenced by the Fund can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to data releases, policy announcements, legal challenges, or other developments, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as quarterly earnings windows, workforce-reduction announcement windows and other key dates for labor-market developments and may be further magnified by liquidity constraints, trading halts or changes in position limits on the DCM. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the 2026 vs. 2025 Tech Layoff Comparison, volatility may persist until final settlement if uncertainties remain. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. Event contracts tied to the type of outcome referenced by the Fund may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events or data releases, or may decline significantly during periods of uncertainty, regulatory review or when market participants reduce activity following the apparent occurrence of the 2026 vs. 2025 Tech Layoff Comparison but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund or a Fund counterparty to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to data releases, litigation, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the 2027 vs. 2026 Tech Layoff Comparison if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund or a Fund counterparty. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Ownership Concentration Risk. The Fund’s assets may lose substantially all of their value. In order to ensure that the Fund has sufficient assets under management to continue operating, it is currently intended that the Adviser may re-capitalize the Fund by facilitating, through independent third-party authorized participants, the purchase of creation units of Fund Shares. In the immediate aftermath of these purchases, the Adviser may hold a significant percentage of the outstanding Fund Shares. While the Adviser intends for its ownership interest to decrease over time, there is no guarantee it will do so. The Adviser’s concurrent role as investment adviser to the Fund and majority shareholder creates a concentration of decision-making authority with the Adviser that would not be present if the Adviser were not the Fund’s majority shareholder. While the Adviser has a fiduciary duty to act in the best interest of the Fund’s shareholders, it may nonetheless have significant power to influence any matters presented to shareholders for a vote. In addition, the Fund is subject to the risk that a redemption by the Adviser of all or a portion of its Fund Shares may adversely affect the Fund’s performance if the Fund is forced to liquidate positions in order to meet these redemptions. The effects of taxable gains resulting from large redemptions of Fund Shares may particularly impact non-redeeming shareholders who do not hold their Fund Shares in a tax-advantaged or tax-exempt vehicle.

Reverse Repurchase Agreements Risk. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price, and that the counterparty may default on its repurchase obligation. Reverse repurchase agreements also create leverage, which may magnify the effect of losses. If the counterparty becomes insolvent, the Fund’s ability to recover the full value of the underlying securities may be delayed or impaired.

Special Tax Risk. Because Tech Layoffs Contracts and swap agreements on Tech Layoffs Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in swap agreements on Tech Layoffs Contracts through the Subsidiary. The Fund intends to treat any income it may derive from swap agreements on Tech Layoffs Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which the Fund has exposure comes to pass, that is, if the applicable result occurs in the Fund’s favor, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that the Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause the Fund’s assets to decline significantly in a short period of time. To the extent the Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in the Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If the Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. The Subsidiary could be subject to the limitation on losses, which could affect the income of the Fund, depending on the elections that the Fund makes. If the Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in the Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Structural ETF Risks. As an ETF, the Fund is subject to structural risks common to all exchange-traded funds, including the following.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cash Transactions Risk. The Fund currently expects to effect its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk. Changes to U.S. or Cayman Islands laws, regulations or tax treatment may adversely affect the Fund’s ability to operate through the Subsidiary or to achieve its investment objective. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Transaction Costs Risk. The Fund may incur transaction costs, such as commissions, bid-ask spreads and financing costs, when buying and selling securities and entering into swap and pre-paid forward contract transactions. These costs, which are not reflected in the Fund’s annual operating expenses, may reduce the Fund’s returns.

U.S. Government Securities Risk. The Fund may invest in short-term U.S. Treasury securities as collateral. Although U.S. Treasury securities are backed by the full faith and credit of the U.S. government, their market values may fluctuate in response to changes in interest rates, economic conditions or market sentiment. A rise in prevailing interest rates may reduce the market value of such securities. In addition, a U.S. government failure or delay to honor its obligations under such securities, including through a government shutdown or debt ceiling impasse, may adversely affect the Fund.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.______.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC (“BIM”)

Portfolio Managers: Jennifer Thornton, Portfolio Manager at BIM and Daniela Padilla, Portfolio Manager at BIM are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in ___ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www._____.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PredictionShares Fewer Tech Layoffs in 2026 Than 2025

Investment Objective

The Fund’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 does not exceed the total number of tech-sector layoffs reported during calendar year 2025.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Fund Operating Expenses	0.__%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year 1	Year 3
$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund’s investment objective is to provide capital appreciation to investors in the event that the total number of tech-sector layoffs reported during calendar year 2026 does not exceed the total number of tech-sector layoffs reported during calendar year 2025 (the “2026 vs. 2025 Tech Layoff Comparison”).

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives instruments whose value is tied to the 2026 vs. 2025 Tech Layoff Comparison. For purposes of compliance with this investment policy, derivative contracts may be valued at their notional value.

In the event that reported tech-sector layoffs in 2026 exceed those reported in 2025, the Fund will lose substantially all of its value. This makes an investment in the Fund highly risky. An investment in the Fund is not appropriate for investors who do not wish to invest in a highly risky investment product or who do not fully understand the Fund’s investment strategy. Such investors are urged not to purchase Fund Shares.

In seeking to achieve its investment objective, the Fund seeks exposure to a unique type of derivative instrument known as an “event contract.” Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event. Each event contract outcome specifies a binary payout structure, typically settling at $1.00 if the referenced event occurs and at $0.00 if the event does not occur.

The Fund’s investment adviser seeks to structure the Fund’s portfolio such that substantially all of the Fund’s economic exposure is based upon the performance of event contracts which pay out in the event that reported tech-sector layoffs in 2026 do not exceed reported tech-sector layoffs in 2025 (“Tech Layoffs Contracts”). The Tech Layoffs Contracts to which the Fund will have exposure are the event contracts listed on KalshiEX LLC (“Kalshi”) entitled “More tech layoffs in 2026 than 2025?” The Fund will primarily derive such exposure through over-the-counter (“OTC”) swap agreements that utilize Tech Layoffs Contracts as the reference asset. However, the Fund may also invest in pre-paid forward contracts that utilize Tech Layoffs Contracts as the reference asset. At the Fund’s outset, it is expected that the Fund will derive all of its exposure to Tech Layoffs Contracts through investments in swap agreements that utilize Tech Layoffs Contracts as the reference asset.

The value of the Fund’s exposure to Tech Layoffs Contracts will be based on their prevailing market price, which will typically range from $0.00 to $1.00. Each such contract will settle to $1.00 in the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025 and to $0.00 in the event that reported tech-sector layoffs in 2026 exceed those reported in 2025. Given the binary payout structure of the Tech Layoffs Contracts, the price of such contracts on any given day reflects the market’s assessment of the implied probability that reported tech-sector layoffs in 2026 will not exceed those reported in 2025. For instance, if such contracts are trading at $0.50 on a given day, that represents the market’s assessment that the implied probability of the referenced outcome is approximately 50%. Prior to the determination of the 2026 vs. 2025 Tech Layoff Comparison, the market value of the Fund’s exposure to Tech Layoffs Contracts will fluctuate based primarily on changes in the market’s assessment of this implied probability. The price of such contracts should be expected to move as new information, data releases, news developments or market sentiment alter expectations about the outcome. For instance, if the market price of Tech Layoffs Contracts is $0.50, and subsequent new information or market sentiment caused the market value of Tech Layoffs Contracts to decrease in value to $0.45, the Fund’s net asset value (“NAV”) will reflect that decrease in value.

The Fund will invest in instruments that provide exposure to Tech Layoffs Contracts at the prevailing market price of such contracts at the time of the investment.

It is possible that on or about the determination of the 2026 vs. 2025 Tech Layoff Comparison, the market will assess that the outcome has become known, which will cause the value of the Tech Layoffs Contracts to converge to their final settlement value (either $1.00 or $0.00). This convergence will result in a sudden and substantial increase or decrease in the value of the Fund’s NAV, which is highly unique among other investment products.

The event contracts to which the Fund will have exposure are subject to regulation under the Commodity Exchange Act (the “CEA”) and rules adopted by the Commodity Futures Trading Commission (the “CFTC”). Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

The Fund intends to obtain exposure to Tech Layoffs Contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). While the Subsidiary will be the entity that enters into swap agreements that provide exposure to Tech Layoffs Contracts, the collateral (short-term U.S. Treasury securities) securing such liabilities will continue to be held by the Fund. In the event that reported tech-sector layoffs in 2026 exceed those reported in 2025 and the Tech Layoffs Contracts settle to $0.00, such collateral will be used to satisfy any obligations under the terms of the swap agreements. Prior to the settlement of the Tech Layoffs Contracts, such collateral will also be used to satisfy obligations in the event the Fund needs to meet redemption requests and the underlying reference asset has decreased in value. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to event contracts in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act (as defined below) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Substantially all of the Fund’s exposure will be tied to Tech Layoffs Contracts through swap agreements that utilize Tech Layoffs Contracts as the reference asset. The Fund may also invest in pre-paid forward contracts that utilize Tech Layoffs Contracts as the reference asset. In addition to such positions, the Fund will invest in short-term U.S. Treasury securities and money market funds as collateral for its exposure to Tech Layoffs Contracts. Due to certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Tech Layoffs Contracts.

The Fund will not terminate following the determination of the 2026 vs. 2025 Tech Layoff Comparison. Instead, following the settlement of the Tech Layoffs Contracts, the Fund will recognize the gain or loss associated with its exposure to Tech Layoffs Contracts tied to the 2026 vs. 2025 Tech Layoff Comparison. The Fund will then invest in swap agreements that utilize as the reference asset event contracts that pay out based on whether reported tech-sector layoffs in 2027 exceed reported tech-sector layoffs in 2026.

Kalshi, as the DCM that lists the Tech Layoffs Contracts, in its sole discretion, sets forth the rules regarding how and when the outcome of the 2026 vs. 2025 Tech Layoff Comparison has been determined and the timing of settlement of the Tech Layoffs Contracts. These rules are described in detail below in the sub-section entitled “Additional Information About the Tech Layoffs Contracts.” It is pursuant to Kalshi’s rules, and not any official determination of the referenced event, that governs whether the Fund’s positions settle at $1.00 or at $0.00. The Fund and its investment adviser have no discretion whatsoever with regard to the operation of the event contracts to which the Fund has exposure. In addition, Kalshi may change the rules regarding settlement of the Tech Layoffs Contracts at any time in its sole discretion. Such changes could materially impact the performance of the Fund.

At such time that the Tech Layoffs Contracts have settled, the Fund will communicate to shareholders on its website, through a press release and a sticker to this prospectus that the Fund’s positions referencing the 2026 vs. 2025 Tech Layoff Comparison have settled. This communication will specify that the Fund will shortly invest substantially all of its assets in derivatives that will pay out based on whether reported tech-sector layoffs in 2027 exceed reported tech-sector layoffs in 2026, and that investors that do not wish to have investment exposure to that outcome should sell their Fund Shares.

In the event that reported tech-sector layoffs in 2026 do not exceed those reported in 2025, the Fund will announce a distribution comprising the gain experienced by the Fund’s exposure to the Tech Layoffs Contracts.

In the event that reported tech-sector layoffs in 2026 exceed those reported in 2025, Fund Shares will have lost substantially all of their value. Under such circumstances, the Fund’s communication to shareholders will announce that the Fund will undergo a reverse stock split. The Fund’s communication to shareholders will include specifics regarding the terms and timing of such reverse stock split. A reverse stock split will reduce the number of Fund Shares held by each shareholder by the ratio set forth in the communication such that a shareholder will hold fewer Fund Shares following the split than prior to it. While the per-Fund Share price of Fund Shares will increase proportionally, the total value of a shareholder’s investment will remain unchanged immediately following the reverse stock split.

Additional Information About the Tech Layoffs Contracts

The Tech Layoffs Contracts to which the Fund will have exposure are entitled “More tech layoffs in 2026 than 2025?” and are listed on Kalshi. Pursuant to the terms of the Tech Layoffs Contracts, as established by Kalshi and subject to change by Kalshi in its sole discretion, the Tech Layoffs Contracts will settle as set forth below.

Layoff Count Comparison. The Tech Layoffs Contracts will settle to “no” if, upon the release of non-farm layoffs for information sector employees in 2026 by the U.S. Bureau of Labor Statistics (the “BLS”), the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS exceeds the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS. The Tech Layoffs Contracts will settle to “yes” if, upon the release of non-farm layoffs for information sector employees in 2026 by the BLS, the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS does not exceed the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS.

While Kalshi sets forth the official rules regarding the determination and timing of settlement of the Tech Layoffs Contracts, as described above, it is important to note that Kalshi maintains total discretion with regard to the interpretation and implementation of these rules. For instance, Rule 7.2(c) of the Kalshi Rulebook gives Kalshi considerable discretion to determine that the outcome referenced by an event contract has been decided. The timing and basis of this determination may not ultimately conform with the rules set forth above.

In addition, before settlement, Kalshi may, at its sole discretion, initiate the “Market Outcome Review Process” pursuant to Rule 7.1 of the Kalshi Rulebook. Under the “Market Outcome Review Process,” the “Outcome Review Committee” will determine the final market outcome relating to event contracts listed on Kalshi (such as the Tech Layoffs Contracts). The Outcome Review Committee consists of three members, at least two of which are members of Kalshi’s Board of Directors. Settlement will occur on the date that the Outcome Review Committee reaches a determination on the contract’s final market outcome. If the Market Outcome Review Process is initiated, Kalshi will post on its website that the contract’s market outcome is under review. The Outcome Review Committee shall review all relevant evidence and determine a final market outcome within a 24-hour period after the Market Outcome Review Process is initiated. The Outcome Review Committee has full discretion in resolving the Market Outcome Review Process. The determinations made by the Outcome Review Committee are final. This process may delay or alter the settlement of the Tech Layoffs Contracts. Investors should be aware that the exercise of this discretion could affect the timing or amount of the Fund’s gains or losses.

Investors in Fund Shares should be aware that Kalshi's discretion over settlement is absolute and binding. Kalshi may determine that an outcome has occurred, or settle a contract, at a time or in a manner that does not conform with the rules described above.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Catastrophic Loss Risk. In the event that reported tech-sector layoffs in 2026 exceeded those reported in 2025, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Concentrated Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single outcome, whether the total number of tech-sector layoffs reported during calendar year 2026 exceeds the total number of tech-sector layoffs reported during calendar year 2025. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, the Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Fund is more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations regarding the 2026 vs. 2025 Tech Layoff Comparison. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, the Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

Erroneous Settlement Risk. The value of Fund Shares is ultimately determined by the settlement of the event contracts to which the Fund has exposure, not by a definitive, universally agreed upon determination regarding whether the total number of tech-sector layoffs reported during calendar year 2026 exceeded the total number of tech-sector layoffs reported during calendar year 2025. Settlement of those contracts is governed exclusively by the rules of the DCM upon which those contracts are listed. The Fund and the Fund’s investment adviser have no role in, and no discretion over, the settlement process. Whether the Fund’s positions settle at $1.00 or at $0.00 is determined entirely by the DCM pursuant to its contract rules. Under those rules, as described above, settlement will occur based upon whether the cumulative count of information sector layoffs reported during calendar year 2026 by the BLS exceeds the cumulative count of information sector layoffs reported during calendar year 2025 by the BLS. However, the DCM retains the authority to initiate a “Market Outcome Review Process” before settlement is finalized. It is possible that the settlement process will produce an outcome that does not reflect the actual difference in tech-sector layoffs in 2026 as compared to 2025. For example, it is possible that it is subsequently determined that the BLS under- or over-reported the number of tech-sector layoffs that occurred in 2025 and 2026 and led to the Tech Layoffs Contracts settling in favor of the incorrect outcome. Once the contracts have settled, there is no mechanism by which the Fund or its shareholders can recover value based on a subsequent determination that the settlement outcome was incorrect. Holders of Fund Shares will have no recourse in that circumstance, regardless of the subsequent official determination of the number of tech-sector layoffs occurring in 2025 and 2026. By purchasing Fund Shares, investors are accepting the risk that the settlement of the event contracts may not reflect the definitive outcome of whether tech-sector layoffs in 2026 exceeded the number of tech-sector layoffs in 2025 and that no recourse will be available if it does not. Investors who require that their investment reflect the definitive, official determination of the number of tech-sector layoffs occurring in 2025 and 2026 should not purchase Fund Shares.

Event Contracts Risk. The Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from the Fund’s investment objective. Although the event contracts to which the Fund has exposure are listed for trading on a DCM, there can be no assurance that an active trading market for such event contracts will be available at all times and the DCM may halt trading of such event contracts in certain circumstances. Trading in the event contracts on a DCM may be halted due to market conditions or for reasons that, in the view of the DCM, make trading in the event contracts and/or Fund Shares inadvisable. In the event of a suspension of trading on the DCM, swap counterparties may (i) be unwilling to enter into additional swaps referencing Tech Layoffs Contracts, (ii) provide reduced capacity, (iii) widen pricing/spreads, and/or (iv) increase collateral and other terms that are unfavorable to the Fund. In the event of a trading halt for an extended period, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Exchange and Clearinghouse Risk. The Fund’s exposure to event contracts exposes it to the operational, financial and regulatory risks of the DCMs listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect the Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts to which the Fund has exposure. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede the Fund’s or a Fund counterparty’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of the Fund to implement its strategy.

In addition, new DCMs and prediction market platforms may enter the market and compete with existing DCMs for trading volume, market participants and liquidity in event contracts. The entry of new competitors could reduce the market share and trading volume of existing DCMs, potentially fragmenting liquidity across multiple venues and reducing the depth of order books available on the DCM upon which the event contracts to which the Fund has exposure are listed. Increased competition could also diminish the informational value of prediction markets more broadly. If market participants shift trading to other platforms, instruments, or prediction venues, or if the overall market for event contracts on CFTC-regulated DCMs fails to develop the depth and breadth that existing platforms currently anticipate, the prices of event contracts may become less reflective of aggregate probability assessments, which could increase valuation uncertainty, reduce liquidity, and impair the Fund’s ability to efficiently implement its investment strategy. Competitive dynamics may also affect the long-term financial viability of the DCM that lists the contracts to which the Fund has exposure, and the failure or significant deterioration of a competing platform could have contagion effects that adversely affect such DCM as well.

Lastly, adverse legal rulings, regulatory actions, or other material developments affecting other categories of contracts listed on DCMs, such as sports event contracts, entertainment event contracts, or other event contracts that may constitute a significant portion of a DCM’s trading volume or a primary source of the DCM’s revenue, could indirectly create material risks for the event contracts to which the Fund has exposure. If a court ruling, regulatory action, legislative development, or settlement were to prohibit or significantly restrict trading in sports event contracts or other significant categories of contracts listed on a DCM, the DCM could suffer a significant loss of revenue, trading volume, and market participants, which could impair the DCM’s financial condition, operational capabilities, and willingness to continue investing in the infrastructure, technology, and regulatory compliance activities necessary to support event contract markets. In extreme cases, such developments could threaten the operational viability of a DCM as a whole, potentially resulting in the cessation of trading in all contracts listed on the affected DCM, including the event contracts to which the Fund has exposure.

Swap Agreements Risk. The Fund will utilize swap agreements to derive exposure to the 2026 vs. 2025 Tech Layoff Comparison. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In addition, the Fund’s ability to fully achieve its investment objective may depend on its capacity to enter into swap agreements providing exposure to the relevant event contract in sufficient size. The number of counterparties willing and able to offer such swaps may be limited, and any counterparty may reduce or eliminate its willingness to transact based on internal risk limits, capital constraints, regulatory requirements, or its own assessment of market or legal risk associated with event contracts. If the Fund is unable to access adequate swap capacity, it may be unable to establish or maintain desired exposure to the underlying event contract. Because the market for swaps referencing event contracts is nascent and involves a limited number of willing counterparties, capacity constraints may arise suddenly and without advance notice, particularly in periods of heightened regulatory scrutiny, market stress or as the jobs data release approaches. Any such limitation could prevent the Fund from providing its desired level of exposure to the outcome. Lastly, the cost to utilize swap agreements is embedded in the returns such agreements ultimately provide and is thus an indirect cost to investors that is not reflected in the table entitled “Fees and Expenses of the Fund” and the accompanying expense example. The fee paid by the Fund will include a commission and a financing expense typically determined by multiplying the face value of the swap agreement by an agreed upon interest rate.

Pre-Paid Forward Contracts Risk. The Fund may seek to gain exposure to event contracts through pre-paid forward contracts. Under a pre-paid forward contract, the Fund pays the full notional purchase price to the counterparty and, in return, receives the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund pays the full contract amount upfront, it bears unsecured credit risk against the counterparty for the entire amount of its investment for the duration of the contract. Unlike certain other derivatives that involve periodic mark-to-market margining or collateral posting, the Fund will generally have no collateral securing the counterparty’s obligation and will be an unsecured creditor with respect to the full amount paid. If the counterparty were to become insolvent, enter bankruptcy or otherwise fail to perform its obligations, the Fund could suffer a total loss of the amount paid, irrespective of the performance of the underlying event contract. In addition, such contracts may be illiquid, may trade over-the-counter without the benefit of an organized exchange or central clearing, and may be difficult or impossible to transfer or assign to a replacement counterparty. The number of counterparties willing to enter into pre-paid forward contracts referencing event contracts may be limited, and any counterparty may impose capacity constraints, refuse to enter into new contracts, or require terms that are unfavorable to the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund’s counterparty risk is heightened relative to many other investment products because of the nature and structure of the instruments through which the Fund gains exposure to event contracts. The market for derivatives and other instruments referencing event contracts is nascent and specialized, and only a limited number of financial institutions may be willing or able to serve as counterparties to the Fund. As a result, the Fund may have significant exposure concentrated among a small number of counterparties, or potentially a single counterparty, at any given time. This concentration means that the financial condition, creditworthiness, or operational capacity of any one counterparty could have an outsized effect on the Fund’s performance and ability to pursue its investment strategy. This risk is particularly acute with respect to pre-paid forward contracts, under which the Fund pays the full notional amount of the contract to the counterparty in exchange for the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because the Fund delivers the entire purchase price upfront, it holds only an unsecured contractual claim against the counterparty for the duration of the contract. The Fund will not hold collateral securing the counterparty’s obligation and will rank as a general unsecured creditor in the event of the counterparty’s insolvency or bankruptcy. In such circumstances, the Fund could suffer a total loss of the amount paid under the contract, irrespective of the performance of the underlying event contract, and would be subject to the delays, uncertainties, and potential recoveries associated with insolvency proceedings. The Fund’s full credit exposure to the counterparty persists from the date of the initial payment through the final settlement date of the contract. Investors should be aware that a counterparty default, even if ultimately resolved, could prevent the Fund from pursuing its investment strategy, force liquidation of other positions or result in losses that materially and adversely affect the value of Fund Shares.

Regulatory Risk. The regulatory framework governing event contracts is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect the Fund. The regulatory treatment of event contracts differs in significant respects from the regulatory treatment of more traditional investment instruments. Securities are subject to the comprehensive investor protection framework of the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration requirements, disclosure obligations, anti-fraud provisions and insider trading prohibitions administered by the SEC. Commodity futures contracts are subject to the CEA’s long-established framework for regulating commodity futures markets, which reflects decades of regulatory experience, rulemaking and judicial precedent. Event contracts, by contrast, are a novel instrument class for which there is no established body of regulatory precedent, no history of CFTC enforcement actions in this specific context and no judicial framework addressing the full range of issues that may arise. The CFTC has broad discretionary authority to determine whether particular event contracts are consistent with the public interest, including authority to disapprove or direct a DCM to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC or the listing DCM could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair the Fund’s or a Fund counterparty’s ability to establish, maintain or close positions; (ii) require the Fund or a Fund counterparty to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical and achievement of investment objective impossible.

A significant source of regulatory uncertainty for event contracts is the unresolved legal status of prediction markets in the U.S. legal system. Key legal questions, including whether CFTC regulation of DCMs preempts state gaming laws, whether event contracts constitute gambling under applicable federal or state statutes and whether the CFTC’s designation of particular event contracts is consistent with the CEA’s public interest standard, are currently the subject of active litigation in multiple forums. Courts may decline to resolve some or all of these questions definitively, may render conflicting rulings that create further uncertainty, or may remand issues to administrative agencies for further rulemaking. The litigation landscape surrounding prediction markets is complex, involves multiple parties (including state attorneys general, the CFTC, DCMs and private litigants) and may take years or even decades to resolve fully. Even a favorable court ruling may be narrow in scope, may be appealed, or may leave residual uncertainty about related legal questions. The prospect of prolonged legal uncertainty, as distinct from resolution in favor of prediction market operators, itself constitutes a material risk to the Fund, as it may deter market participants, impair liquidity and complicate the DCMs’ ability to maintain and develop the event contract markets.

In addition to judicial and regulatory proceedings, prediction markets are subject to ongoing legislative efforts at both the state and federal levels. Numerous states have introduced or advanced legislation that would classify event contracts as gambling, require prediction market operators to obtain state gaming or sports wagering licenses, or prohibit the listing or trading of event contracts within their jurisdictions. At the federal level, legislative proposals have been introduced in Congress that would restrict prediction market activity, impose additional registration or disclosure requirements on DCMs that list event contracts, or direct the CFTC to take regulatory action with respect to event contracts. Industry participants, as well as their opponents (including gaming industry interests, anti-gambling advocacy groups and certain state government associations), have engaged in active lobbying efforts before Congress and federal and state regulatory agencies regarding the permissibility and regulatory framework for prediction markets. The outcome of these legislative and lobbying efforts is uncertain and could ultimately have a significant negative impact on the Fund and holders of Fund Shares. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of the Fund. There can be no assurance whatsoever that the regulatory environment for event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Gaming and State Regulatory Litigation Risk. DCMs that list event contracts (including the DCM upon which the event contracts to which the Fund has exposure are listed) have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such DCMs, asserting that the trading of event contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated DCM. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the DCM that lists the event contracts to which the Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more DCMs, including the DCM that lists the event contracts to which the Fund has exposure. These DCMs, and the CFTC in certain court filings, have asserted that federal law, specifically the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated DCMs, preempts the application of state gaming and gambling regulations to CFTC-regulated event contracts. There is no assurance that federal courts will rule in favor of federal preemption. Courts may decline to find preemption or may find that state gaming laws apply in whole or in part to prediction market activity, notwithstanding federal oversight by the CFTC. Until the preemption question is definitively resolved, which may require years of litigation and potentially appellate review up to and including the U.S. Supreme Court, the legal status of prediction market operations will remain uncertain in a number of states. An adverse ruling in any state regulatory proceeding or federal court action or a failure of the federal preemption defense could result in the suspension or cessation of event contract trading on one or more DCMs (including the DCM upon which the event contracts to which the Fund has exposure are listed), the imposition of material operational restrictions, significant financial penalties, or the effective loss of the ability to list event contracts. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses. Investors that do not wish to invest in an investment product subject to significant litigation risk are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which the Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of the Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including the Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving the Fund unable to realize anticipated gains. Additionally, the DCM may vary terms of event contract settlement in its sole discretion, which could materially impact the performance of Fund Shares.

Insider Trading and Information Asymmetry Risk. Event contracts present unique and heightened risks related to information asymmetry and the potential misuse of material, non-public information. Unlike securities markets, which are governed by well-established and extensively litigated insider trading prohibitions under the Securities Exchange Act of 1934 that broadly prohibit trading on the basis of material, non-public information, the legal framework governing trading on the basis of such information in the context of commodity futures and event contracts is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the CEA, specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the event contract context remain nascent. The absence of clear legal standards creates regulatory uncertainty and may reduce the deterrent effect that a more established framework would otherwise provide. Certain individuals may possess material, non-public information regarding the 2026 vs. 2025 Tech Layoff Comparison and, consequently, the prices of event contracts tied to that outcome. This could include, without limitation, senior executives and human-resources personnel at publicly traded and private technology companies with advance knowledge of pending workforce reductions, employees of the reference data source with advance access to non-public layoff reports and persons at relevant regulatory bodies with advance access to WARN Act notices or similar pre-announcement filings, or others with access to information not generally available to the investing public. Such persons could trade event contracts to profit from their informational advantage prior to public disclosure of such information. Nevertheless, there is no guarantee that DCMs and the CFTC will successfully detect and prevent the trading activity of such individuals, and the Fund has no means whatsoever of preventing such individuals from purchasing Fund Shares. The participation of informed insiders in prediction markets can create adverse selection for other market participants, distort market prices, undermine the informational efficiency of the contracts, and expose DCMs and market participants to regulatory scrutiny and reputational harm. The monitoring, detection and enforcement of improper trading based on non-public information may be more challenging in the context of event contracts than in securities markets. DCMs may have less comprehensive surveillance capabilities, and the CFTC may have fewer resources and less institutional experience detecting information-based trading in event contracts relative to the SEC’s experience detecting insider trading in securities markets. The binary, outcome-specific nature of event contracts may also make it more difficult to identify suspicious trading patterns, particularly when trading activity spikes around scheduled announcements, data releases, or milestones for reasons that may appear consistent with publicly available information. As a result, individuals with non-public information may be able to profit from such information with a lower risk of detection and enforcement than exists in securities markets. In addition, individuals with non-public knowledge about the 2026 vs. 2025 Tech Layoff Comparison could theoretically invest directly in Fund Shares. Fund Shares are publicly traded and accessible to investors through ordinary brokerage accounts. The Fund has no ability to screen potential investors for possession of non-public information or to prevent such persons from purchasing or selling Fund Shares. This could lead to regulatory scrutiny and reputational damage to the Fund.

Valuation Risk. The Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to outcomes of the type referenced by the Fund can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near key dates or following material news developments, and intraday volatility may cause significant swings in the Fund’s NAV. If reliable market quotations are not readily available, the Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of the 2026 vs. 2025 Tech Layoff Comparison could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

Volatility Risk. Event contracts tied to the type of outcome referenced by the Fund can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to data releases, policy announcements, legal challenges, or other developments, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as quarterly earnings windows, workforce-reduction announcement windows and other key dates for labor-market developments and may be further magnified by liquidity constraints, trading halts or changes in position limits on the DCM. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in the Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of the 2026 vs. 2025 Tech Layoff Comparison, volatility may persist until final settlement if uncertainties remain. The Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. Event contracts tied to the type of outcome referenced by the Fund may experience periods of limited or uneven liquidity. To the extent the Fund invests directly in event contracts, this may adversely affect the Fund’s ability to establish, maintain or close positions at desired times or prices. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events or data releases, or may decline significantly during periods of uncertainty, regulatory review or when market participants reduce activity following the apparent occurrence of the 2026 vs. 2025 Tech Layoff Comparison but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing the Fund or a Fund counterparty to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to data releases, litigation, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. The Fund could also face significant challenges rolling positions to provide exposure to the 2027 vs. 2026 Tech Layoff Comparison if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as the Fund or a Fund counterparty. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay the Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between the Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent the Fund from executing its strategy as intended.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Ownership Concentration Risk. The Fund’s assets may lose substantially all of their value. In order to ensure that the Fund has sufficient assets under management to continue operating, it is currently intended that the Adviser may re-capitalize the Fund by facilitating, through independent third-party authorized participants, the purchase of creation units of Fund Shares. In the immediate aftermath of these purchases, the Adviser may hold a significant percentage of the outstanding Fund Shares. While the Adviser intends for its ownership interest to decrease over time, there is no guarantee it will do so. The Adviser’s concurrent role as investment adviser to the Fund and majority shareholder creates a concentration of decision-making authority with the Adviser that would not be present if the Adviser were not the Fund’s majority shareholder. While the Adviser has a fiduciary duty to act in the best interest of the Fund’s shareholders, it may nonetheless have significant power to influence any matters presented to shareholders for a vote. In addition, the Fund is subject to the risk that a redemption by the Adviser of all or a portion of its Fund Shares may adversely affect the Fund’s performance if the Fund is forced to liquidate positions in order to meet these redemptions. The effects of taxable gains resulting from large redemptions of Fund Shares may particularly impact non-redeeming shareholders who do not hold their Fund Shares in a tax-advantaged or tax-exempt vehicle.

Reverse Repurchase Agreements Risk. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price, and that the counterparty may default on its repurchase obligation. Reverse repurchase agreements also create leverage, which may magnify the effect of losses. If the counterparty becomes insolvent, the Fund’s ability to recover the full value of the underlying securities may be delayed or impaired.

Special Tax Risk. Because Tech Layoffs Contracts and swap agreements on Tech Layoffs Contracts produce non-qualifying income for purposes of the Fund qualifying as a RIC, the Fund makes its investments in swap agreements on Tech Layoffs Contracts through the Subsidiary. The Fund intends to treat any income it may derive from swap agreements on Tech Layoffs Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which the Fund has exposure comes to pass, that is, if the applicable result occurs in the Fund’s favor, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that the Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause the Fund’s assets to decline significantly in a short period of time. To the extent the Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in the Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If the Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. The Subsidiary could be subject to the limitation on losses, which could affect the income of the Fund, depending on the elections that the Fund makes. If the Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in the Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Structural ETF Risks. As an ETF, the Fund is subject to structural risks common to all exchange-traded funds, including the following.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cash Transactions Risk. The Fund currently expects to effect its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk. Changes to U.S. or Cayman Islands laws, regulations or tax treatment may adversely affect the Fund’s ability to operate through the Subsidiary or to achieve its investment objective. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Transaction Costs Risk. The Fund may incur transaction costs, such as commissions, bid-ask spreads and financing costs, when buying and selling securities and entering into swap and pre-paid forward contract transactions. These costs, which are not reflected in the Fund’s annual operating expenses, may reduce the Fund’s returns.

U.S. Government Securities Risk. The Fund may invest in short-term U.S. Treasury securities as collateral. Although U.S. Treasury securities are backed by the full faith and credit of the U.S. government, their market values may fluctuate in response to changes in interest rates, economic conditions or market sentiment. A rise in prevailing interest rates may reduce the market value of such securities. In addition, a U.S. government failure or delay to honor its obligations under such securities, including through a government shutdown or debt ceiling impasse, may adversely affect the Fund.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.____.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Portfolio Managers: Jennifer Thornton, Portfolio Manager at BIM and Daniela Padilla, Portfolio Manager at BIM are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in ___ 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www._____.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund’s Principal Investment Strategies

Overview

Each Fund is a series of Bitwise Funds Trust and is regulated as an “investment company” under the 1940 Act. The Funds are actively managed and do not seek to track the performance of an index. Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of each Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”). There can be no assurance that a Fund’s objective will be achieved.

Each Fund’s investments are subject to certain requirements imposed by law and regulation, as well as the Fund’s investment strategy. These requirements are generally applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with the requirement.

Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Catastrophic Loss Risk. In the event that the outcome tied to a Fund’s name does not occur, the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Concentrated Exposure Risk. Each Fund’s investment strategy results in concentrated exposure to a single event. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, each Fund’s performance is primarily driven by developments related to this particular event and the market’s evolving assessment of its likely result. As a result, the Funds are more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, a Fund may be unable to find substitute investments that provide similar exposures, which could force the Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in a Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments.

Erroneous Settlement Risk. The value of Fund Shares is ultimately determined by the settlement of the event contracts to which a Fund has exposure, not by an official and definitive determination of the outcome referenced by the underlying contracts. Settlement of those contracts is governed exclusively by the rules of the DCM upon which those contracts are listed. Each Fund and the Adviser have no role in, and no discretion over, the settlement process. Whether a Fund’s positions settle at $1.00 or at $0.00 is determined entirely by the DCM pursuant to its contract rules. As described above, it is possible that the DCM’s rules will incorrectly determine an outcome and the underlying event contracts will settle in favor of an incorrect outcome. Once the contracts have settled, there is no mechanism by which a Fund or its shareholders can recover value based on a subsequent determination that the settlement outcome was incorrect. Holders of Fund Shares will have no recourse in that circumstance, regardless of a subsequent official determination. By purchasing Fund Shares, investors are accepting the risk that the settlement of the event contracts may not reflect the definitive outcome to which the provide exposure and that no recourse will be available in the event that incorrect settlement occurs. Investors who require that their investment reflect a definitive outcome should not purchase Fund Shares.

Event Contracts Risk. A Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose values are derived from the occurrence or non-occurrence of specified, objectively verifiable events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, developments, data releases, legal disputes, regulatory actions, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from a Fund’s investment objective. Although the event contracts to which a Fund has exposure are listed for trading on a DCM, there can be no assurance that an active trading market for such event contracts will be available at all times and the DCM may halt trading of such event contracts in certain circumstances. Trading in the event contracts on a DCM may be halted due to market conditions or for reasons that, in the view of the DCM, make trading in the event contracts and/or Fund Shares inadvisable. In the event of a suspension of trading on the DCM, swap counterparties may (i) be unwilling to enter into additional swaps referencing event contracts, (ii) provide reduced capacity, (iii) widen pricing/spreads, and/or (iv) increase collateral and other terms that are unfavorable to a Fund. In the event of a trading halt for an extended period, a Fund may be unable to execute arrangements with swap counterparties that are necessary to implement such Fund’s investment strategy.

Exchange and Clearinghouse Risk. Each Fund’s exposure to event contracts exposes it to the operational, financial and regulatory risks of the DCMs listing such contracts and their affiliated clearing structure. DCMs are responsible for listing, matching and monitoring trades, while the clearinghouse manages margin, collateral and counterparty performance. Failures, disruptions or inadequacies in either function could adversely affect a Fund. For example, system outages, data errors, cyber incidents or failures in trade reporting or risk controls could impair price discovery, delay or prevent order execution, or cause positions to be liquidated incorrectly. Although clearing is intended to mitigate counterparty default risk, it does not eliminate the possibility of losses due to member defaults, insufficient financial resources at the clearinghouse, or recovery and resolution actions that allocate losses to market participants. In addition, the DCM and clearinghouse operate under evolving regulatory oversight, and may adopt rules, such as trading halts, position caps, settlement adjustments, or eligibility restrictions, that alter the economics or availability of contracts to which a Fund has exposure. In stressed market environments, the DCM or clearinghouse could suspend trading, impose liquidation-only orders, or otherwise restrict activity in ways that impede a Fund’s or a Fund counterparty’s ability to manage exposure or unwind positions in an orderly fashion. Any such exchange or clearinghouse issues could result in increased costs, valuation uncertainty, significant losses or the inability of a Fund to implement its strategy.

In addition, new DCMs and prediction market platforms may enter the market and compete with existing DCMs for trading volume, market participants and liquidity in event contracts. The entry of new competitors could reduce the market share and trading volume of existing DCMs, potentially fragmenting liquidity across multiple venues and reducing the depth of order books available on the DCM upon which the event contracts to which a Fund has exposure are listed. Increased competition could also diminish the informational value of prediction markets more broadly. If market participants shift trading to other platforms, instruments, or prediction venues, or if the overall market for event contracts on CFTC-regulated DCMs fails to develop the depth and breadth that existing platforms currently anticipate, the prices of event contracts may become less reflective of aggregate probability assessments, which could increase valuation uncertainty, reduce liquidity and impair a Fund’s ability to efficiently implement its investment strategy. Competitive dynamics may also affect the long-term financial viability of the DCM that lists the contracts to which a Fund has exposure, and the failure or significant deterioration of a competing platform could have contagion effects that adversely affect such DCM as well.

Lastly, adverse legal rulings, regulatory actions, or other material developments affecting other categories of contracts listed on DCMs, such as sports event contracts, political event contracts, entertainment event contracts, or other event contracts that may constitute a significant portion of a DCM’s trading volume or a primary source of the DCM’s revenue, could indirectly create material risks for the event contracts to which a Fund has exposure. If a court ruling, regulatory action, legislative development, or settlement were to prohibit or significantly restrict trading in such other significant categories of contracts listed on a DCM, the DCM could suffer a significant loss of revenue, trading volume and market participants, which could impair the DCM’s financial condition, operational capabilities and willingness to continue investing in the infrastructure, technology and regulatory compliance activities necessary to support event contract markets. In extreme cases, such developments could threaten the operational viability of a DCM as a whole, potentially resulting in the cessation of trading in all contracts listed on the affected DCM, including the event contracts to which a Fund has exposure.

Swap Agreements Risk. The Funds will utilize swap agreements to derive exposure to event contracts. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. In addition, a Fund’s ability to fully achieve its investment objective may depend on its capacity to enter into swap agreements providing exposure to the relevant event contract in sufficient size. The number of counterparties willing and able to offer such swaps may be limited, and any counterparty may reduce or eliminate its willingness to transact based on internal risk limits, capital constraints, regulatory requirements, or its own assessment of market or legal risk associated with event contracts. If a Fund is unable to access adequate swap capacity, it may be unable to establish or maintain desired exposure to the underlying event contract. Because the market for swaps referencing event contracts is nascent and involves a limited number of willing counterparties, capacity constraints may arise suddenly and without advance notice, particularly in periods of heightened regulatory scrutiny, market stress or as the end of the outcome approaches. Any such limitation could prevent a Fund from providing its desired level of exposure to the applicable outcome. Lastly, the cost to utilize swap agreements is embedded in the returns such agreements ultimately provide and is thus an indirect cost to investors that is not reflected in the table entitled “Fees and Expenses of the Fund” and the accompanying expense example. The fee paid by a Fund will include a commission and a financing expense typically determined by multiplying the face value of the swap agreement by an agreed upon interest rate.

Pre-Paid Forward Contracts Risk. A Fund may seek to gain exposure to event contracts through pre-paid forward contracts. Under a pre-paid forward contract, a Fund pays the full notional purchase price to the counterparty and, in return, receives the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because a Fund pays the full contract amount upfront, it bears unsecured credit risk against the counterparty for the entire amount of its investment for the duration of the contract. Unlike certain other derivatives that involve periodic mark-to-market margining or collateral posting, a Fund will generally have no collateral securing the counterparty’s obligation and will be an unsecured creditor with respect to the full amount paid. If the counterparty were to become insolvent, enter bankruptcy or otherwise fail to perform its obligations, a Fund could suffer a total loss of the amount paid, irrespective of the performance of the underlying event contract. In addition, such contracts may be illiquid, may trade over-the-counter without the benefit of an organized exchange or central clearing, and may be difficult or impossible to transfer or assign to a replacement counterparty. The number of counterparties willing to enter into pre-paid forward contracts referencing event contracts may be limited, and any counterparty may impose capacity constraints, refuse to enter into new contracts, or require terms that are unfavorable to a Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to a Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund’s counterparty risk is heightened relative to many other investment products because of the nature and structure of the instruments through which a Fund gains exposure to event contracts. The market for derivatives and other instruments referencing event contracts is nascent and specialized, and only a limited number of financial institutions may be willing or able to serve as counterparties to a Fund. As a result, a Fund may have significant exposure concentrated among a small number of counterparties, or potentially a single counterparty, at any given time. This concentration means that the financial condition, creditworthiness, or operational capacity of any one counterparty could have an outsized effect on a Fund’s performance and ability to pursue its investment strategy. This risk is particularly acute with respect to pre-paid forward contracts, under which a Fund pays the full notional amount of the contract to the counterparty in exchange for the counterparty’s obligation to deliver the economic performance of the referenced event contract at a future settlement date. Because a Fund delivers the entire purchase price upfront, it holds only an unsecured contractual claim against the counterparty for the duration of the contract. A Fund will not hold collateral securing the counterparty’s obligation and will rank as a general unsecured creditor in the event of the counterparty’s insolvency or bankruptcy. In such circumstances, a Fund could suffer a total loss of the amount paid under the contract, irrespective of the performance of the underlying event contract, and would be subject to the delays, uncertainties, and potential recoveries associated with insolvency proceedings. A Fund’s full credit exposure to the counterparty persists from the date of the initial payment through the final settlement date of the contract. Investors should be aware that a counterparty default, even if ultimately resolved, could prevent a Fund from pursuing its investment strategy, force liquidation of other positions or result in losses that materially and adversely affect the value of Fund Shares.

Regulatory Risk. The regulatory framework governing event contracts is evolving and subject to significant uncertainty, and any change in how such contracts are classified, permitted, supervised or restricted under the CEA or by the CFTC could materially and adversely affect a Fund. The regulatory treatment of event contracts differs in significant respects from the regulatory treatment of more traditional investment instruments. Securities are subject to the comprehensive investor protection framework of the Securities Act of 1933 and the Securities Exchange Act of 1934, including registration requirements, disclosure obligations, anti-fraud provisions and insider trading prohibitions administered by the SEC. Commodity futures contracts are subject to the CEA’s long-established framework for regulating commodity futures markets, which reflects decades of regulatory experience, rulemaking and judicial precedent. Event contracts, by contrast, are a novel instrument class for which there is no established body of regulatory precedent, no history of CFTC enforcement actions in this specific context and no judicial framework addressing the full range of issues that may arise. The CFTC has broad discretionary authority to determine whether particular event contracts are consistent with the public interest, including authority to disapprove or direct a DCM to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC or the listing DCM could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments or delisting actions. Any such changes could, among other things, (i) impair a Fund’s or a Fund counterparty’s ability to establish, maintain or close positions; (ii) require a Fund or a Fund counterparty to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which a Fund relies; or (iv) render a Fund’s principal investment strategy impractical and achievement of investment objective impossible.

A significant source of regulatory uncertainty for event contracts is the unresolved legal status of prediction markets in the U.S. legal system. Key legal questions, including whether CFTC regulation of DCMs preempts state gaming laws, whether event contracts constitute gambling under applicable federal or state statutes and whether the CFTC’s designation of particular event contracts is consistent with the CEA’s public interest standard, are currently the subject of active litigation in multiple forums. Courts may decline to resolve some or all of these questions definitively, may render conflicting rulings that create further uncertainty, or may remand issues to administrative agencies for further rulemaking. The litigation landscape surrounding prediction markets is complex, involves multiple parties (including state attorneys general, the CFTC, DCMs and private litigants) and may take years or even decades to resolve fully. Even a favorable court ruling may be narrow in scope, may be appealed, or may leave residual uncertainty about related legal questions. The prospect of prolonged legal uncertainty, as distinct from resolution in favor of prediction market operators, itself constitutes a material risk to the Fund, as it may deter market participants, impair liquidity and complicate the DCMs’ ability to maintain and develop the event contract markets.

In addition to judicial and regulatory proceedings, prediction markets are subject to ongoing legislative efforts at both the state and federal levels. Numerous states have introduced or advanced legislation that would classify event contracts as gambling, require prediction market operators to obtain state gaming or sports wagering licenses, or prohibit the listing or trading of event contracts within their jurisdictions. At the federal level, legislative proposals have been introduced in Congress that would restrict prediction market activity, impose additional registration or disclosure requirements on DCMs that list event contracts, or direct the CFTC to take regulatory action with respect to event contracts. Industry participants, as well as their opponents (including gaming industry interests, anti-gambling advocacy groups and certain state government associations), have engaged in active lobbying efforts before Congress and federal and state regulatory agencies regarding the permissibility and regulatory framework for prediction markets. The outcome of these legislative and lobbying efforts is uncertain and could ultimately have a significant negative impact on a Fund and holders of Fund Shares. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. As a result, regulatory actions or uncertainty surrounding such actions could lead to significant losses, tracking error, increased transaction costs or the suspension or termination of a Fund. There can be no assurance whatsoever that the regulatory environment for event contracts will remain stable or favorable. Investors that do not wish to invest in an investment product subject to significant regulatory uncertainty are urged not to purchase Fund Shares.

Gaming and State Regulatory Litigation Risk. DCMs that list event contracts (including the DCM upon which the event contracts to which a Fund has exposure are listed) have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities, and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such DCMs, asserting that the trading of event contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated DCM. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the DCM that lists the event contracts to which a Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more DCMs, including the DCM that lists the event contracts to which a Fund has exposure. These DCMs, and the CFTC in certain court filings, have asserted that federal law, specifically the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated DCMs, preempts the application of state gaming and gambling regulations to CFTC-regulated event contracts. There is no assurance that federal courts will rule in favor of federal preemption. Courts may decline to find preemption or may find that state gaming laws apply in whole or in part to prediction market activity, notwithstanding federal oversight by the CFTC. Until the preemption question is definitively resolved, which may require years of litigation and potentially appellate review up to and including the U.S. Supreme Court, the legal status of prediction market operations will remain uncertain in a number of states. An adverse ruling in any state regulatory proceeding or federal court action or a failure of the federal preemption defense could result in the suspension or cessation of event contract trading on one or more DCMs (including the DCM upon which the event contracts to which a Fund has exposure are listed), the imposition of material operational restrictions, significant financial penalties, or the effective loss of the ability to list event contracts. Any of these outcomes could materially and adversely affect a Fund’s ability to achieve its investment objective and could result in significant losses. Investors that do not wish to invest in an investment product subject to significant litigation risk are urged not to purchase Fund Shares.

Settlement Risk. Event contracts to which a Fund has exposure are settled pursuant to the rules and procedures of the listing DCM and its clearing structure, and the Fund is subject to the risk that settlement may not occur as expected. Settlement depends on the DCM’s determination that the referenced event has occurred (or not occurred) in accordance with contract specifications, as well as on the timely performance of the clearinghouse and its members. Errors, ambiguities, disputes or reinterpretations regarding the definition of the underlying event, the applicable data sources, or the timing of the determination may delay or alter settlement outcomes. In the case of contested or uncertain events, the DCM may exercise discretion to postpone final determination, apply alternative settlement procedures, or adjust settlement values, any of which could diverge from market participants’ expectations and adversely affect the value of a Fund’s positions. Operational or financial issues at the DCM or clearinghouse, such as systems failures, member defaults, or insufficient financial resources, could also interfere with the orderly completion of settlement and potentially lead to loss allocation measures that impact market participants, including a Fund. In extreme cases, settlement may be suspended, cancelled or subject to regulatory review, leaving a Fund unable to realize anticipated gains. Additionally, the DCM may vary terms of event contract settlement in its sole discretion, which could materially impact the performance of Fund Shares.

Insider Trading and Information Asymmetry Risk. Event contracts present unique and heightened risks related to information asymmetry and the potential misuse of material, non-public information. Unlike securities markets, which are governed by well-established and extensively litigated insider trading prohibitions under the Securities Exchange Act of 1934 that broadly prohibit trading on the basis of material, non-public information, the legal framework governing trading on the basis of such information in the context of commodity futures and event contracts is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the CEA, specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the event contract context remain nascent. The absence of clear legal standards creates regulatory uncertainty and may reduce the deterrent effect that a more established framework would otherwise provide. Certain individuals may possess material, non-public information and, consequently, the prices of event contracts tied to that outcome. Such persons could trade event contracts to profit from their informational advantage prior to public disclosure of such information. The DCM upon which the event contracts to which a Fund has exposure are listed specifically prohibits certain classes of individuals from trading in event contracts to which certain Funds have exposure. Nevertheless, there is no guarantee that DCMs and the CFTC will successfully detect and prevent the trading activity of such individuals, and a Fund has no means whatsoever of preventing such individuals from purchasing Fund Shares. The participation of informed insiders in prediction markets can create adverse selection for other market participants, distort market prices, undermine the informational efficiency of the contracts, and expose DCMs and market participants to regulatory scrutiny and reputational harm. The monitoring, detection and enforcement of improper trading based on non-public information may be more challenging in the context of event contracts than in securities markets. DCMs may have less comprehensive surveillance capabilities, and the CFTC may have fewer resources and less institutional experience detecting information-based trading in event contracts relative to the SEC’s experience detecting insider trading in securities markets. The binary, outcome-specific nature of event contracts may also make it more difficult to identify suspicious trading patterns, particularly when trading activity spikes around data releases or other news for reasons that may appear consistent with publicly available information. As a result, individuals with non-public information may be able to profit from such information with a lower risk of detection and enforcement than exists in securities markets. In addition, individuals with non-public knowledge about the outcome to which a Fund has exposure could theoretically invest directly in Fund Shares. Fund Shares are publicly traded and accessible to investors through ordinary brokerage accounts. A Fund has no ability to screen potential investors for possession of non-public information or to prevent such persons from purchasing or selling Fund Shares. This could lead to regulatory scrutiny and reputational damage to a Fund.

Valuation Risk. Each Fund values its event contract positions based on market prices. However, such values may not fully reflect the prices at which positions could be liquidated, especially in thin or stressed markets. Event contracts tied to outcomes of the type referenced by a Fund can trade with limited depth, episodic activity and wide bid-ask spreads, which increases the potential for stale or unrepresentative pricing. Market prices may also be influenced by short-term sentiment, regulatory headlines or speculative behavior that deviates from fundamental assessments of probability. Prices may move rapidly near key dates or following material news developments, and intraday volatility may cause significant swings in a Fund’s NAV. If reliable market quotations are not readily available, a Fund may employ fair value methodologies that rely on models, estimates or subjective judgments. These methodologies may differ from those used by other market participants and may produce valuations that subsequently prove inaccurate. Differences between estimated values and realized transaction prices could adversely affect Fund performance, create dilution among shareholders or give rise to realized or unrealized losses when positions are sold. Furthermore, unexpected changes in settlement procedures, exchange rule interpretations, or the timing and recognition of the contract settlement could cause contract values to move in ways not anticipated by existing valuation approaches. As a result, valuation risk may contribute to NAV volatility and tracking error.

Volatility Risk. Event contracts tied to the type of outcome referenced by the Funds can exhibit pronounced and unpredictable price volatility, particularly as new information emerges or as critical milestones approach. Because these contracts have binary payouts that converge toward either $1.00 or $0.00 at settlement, relatively small changes in the perceived probability of an outcome can translate into large percentage price swings. Market expectations may shift rapidly in response to data releases, policy announcements, legal challenges, or other developments, as well as rumors or sentiment-driven trading. Volatility often increases near key dates, such as quarterly earnings windows, workforce-reduction announcement windows and other key dates for labor-market developments and may be further magnified by liquidity constraints, trading halts or changes in position limits on the DCM. Sharp price movements can occur even when the broader financial markets are stable, and may result in significant fluctuations in a Fund’s NAV over short periods. Elevated volatility also increases the likelihood of the inability to execute trades at expected prices. In addition, following the apparent resolution of an outcome referenced by an event contract, volatility may persist until final settlement if uncertainties remain. A Fund’s exposure to these dynamics means that investors should be prepared for substantial NAV variability, including the possibility of large and sudden losses that may not be predictable based on historical patterns or traditional risk metrics.

Active Management Risk. Each Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about a Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by a Fund fail to produce the intended results, a Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above a Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cybersecurity Risk. Failures or breaches of the electronic systems of a Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which a Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, a Fund cannot control the cybersecurity plans and systems of a Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. Event contracts tied to the type of outcome referenced by the Funds may experience periods of limited or uneven liquidity. Although such contracts are listed on a DCM, trading volumes and depth of order book may be concentrated in relatively short windows, such as immediately following major news events or data releases, or may decline significantly during periods of uncertainty, regulatory review or when market participants reduce activity following the apparent occurrence of an outcome but before the settlement of the contracts. Bid-ask spreads can widen significantly, particularly in larger position sizes, near contract expiration, or, especially, when market sentiment becomes one-sided. At times, there may be few or no willing counterparties at prices close to last trade, forcing a Fund or a Fund counterparty to transact at disadvantageous prices or hold positions longer than intended. Liquidity conditions may deteriorate rapidly in response to data releases, litigation, trading halts, position-limit constraints, DCM rule changes or CFTC actions affecting the DCM or the contracts themselves. A Fund could also face significant challenges rolling positions to provide exposure to a successor contract if successor contracts have not yet developed robust liquidity or if the DCM imposes limits that restrict participation by larger participants, such as a Fund or a Fund counterparty. In stressed conditions, the DCM may suspend trading or otherwise limit market activity, which could impair price discovery and delay a Fund’s ability to manage exposure. These factors may increase transaction costs and volatility or cause deviations between a Fund’s performance and the behavior of the market-implied probabilities the contracts reflect. Liquidity constraints could require forced liquidation at unfavorable prices or prevent a Fund from executing its strategy as intended.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of a Fund’s assets are invested in money market instruments, it may be more difficult for a Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

New Fund Risk. Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, each Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Funds rely on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a Fund’s ability to meet its investment objective. Although the Funds and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Ownership Concentration Risk. A Fund’s assets may lose substantially all of their value. In order to ensure that a Fund has sufficient assets under management to continue operating, it is currently intended that the Adviser will re-capitalize the Fund by facilitating through independent third-party authorized participants the purchase of creation units of Fund Shares. In the immediate aftermath of these purchases, the Adviser will likely hold a significant percentage of the outstanding Fund Shares. While the Adviser intends for its ownership interest to decrease over time, there is no guarantee it will do so. The Adviser’s concurrent role as investment adviser to a Fund and majority shareholder creates a concentration of decision-making authority with the Adviser that would not be present if the Adviser were not the Fund’s majority shareholder. While the Adviser has a fiduciary duty to act in the best interest of each Fund’s shareholders, it will nonetheless have significant power to influence any matters presented to shareholders for a vote. In addition, each Fund is subject to the risk that a redemption by the Adviser of all or a portion of its Fund Shares will adversely affect the Fund’s performance if the Fund is forced to liquidate positions in order to meet these redemptions. The effects of taxable gains resulting from large redemptions of Fund Shares would particularly impact non-redeeming shareholders who do not hold their Fund Shares in a tax-advantaged or tax-exempt vehicle.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which a Fund invested the proceeds of the reverse repurchase agreement.

Special Tax Risk. Because event contracts and swap agreements on event contracts produce non-qualifying income for purposes of a Fund qualifying as a RIC, each Fund makes its investments in event contracts and swap agreements on event contracts through a Subsidiary. Each Fund intends to treat any income it may derive from event contracts and swap agreements on event contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service has issued numerous PLRs provided to third parties not associated with a Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of these PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from the Subsidiary, each Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Funds’ Board of Trustees may determine to reorganize or close a Fund or materially change the Fund’s investment objective and strategies. In the event that a Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Each Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which a Fund has exposure comes to pass, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that the Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause a Fund’s assets to decline significantly in a short period of time. To the extent a Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in a Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If a Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. A Subsidiary could be subject to the limitation on losses, which could affect the income of the Fund, depending on the elections that the Fund makes. If a Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in a Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Structural ETF Risks. Each Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Cash Transactions Risk. Each Fund currently expects to effect its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, a Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to a Fund’s NAV. Furthermore, a Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine a Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, a Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. Each Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. A Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between a Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiaries are not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, a Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Transactions Cost Risk. The transaction costs (commissions, fees and spreads) associated with a Fund’s exposure to event contracts is higher than for other asset classes. The payment of such fees will reduce a Fund’s returns.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Management of the Funds

Each Fund is a series of Bitwise Funds Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, distributor, custodian and fund administrative and accounting agent.

Investment Adviser. Bitwise Investment Manager, LLC (“BIM”), 250 Montgomery Street, Suite 200, San Francisco, California 94104, serves as each Fund’s investment adviser. In its capacity as Adviser, BIM manages each Fund’s investments subject to the supervision of the Board. BIM also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. In particular, BIM provides investment and operational oversight.

Portfolio Managers. Jennifer Thornton and Daniela Padilla are primarily and jointly responsible for the day-to-day management of the Funds.

•	Jennifer Thornton, Portfolio Manager at BIM. Jennifer Thornton is Senior Index Fund Portfolio Manager at Bitwise. She is responsible for managing Bitwise’s suite of crypto index products, including performance and adherence to strategy and fund guidelines. Prior to joining Bitwise in 2021, Ms. Thornton worked for BlackRock in the ETF and Index Investments (EII) Americas Portfolio Management group. Previous to this role, she was with the Transition Management team in Trading and Liquidity Strategies, providing risk managed solutions to institutional investors undergoing portfolio reorganizations in multiple asset classes. Previous to BlackRock, Ms. Thornton was a transition portfolio manager, a project manager for system implementations, and a relationship manager overseeing dealings with strategic investment service partners at Barclays Global Investors. She earned an MBA degree from San Francisco State University and a BBA degree in marketing from the University of Mississippi.

•	Daniela Padilla, Portfolio Manager at BIM. Ms. Padilla is a Portfolio Manager at Bitwise with seven years of financial services experience. Ms. Padilla joined Bitwise in 2021 in a portfolio management capacity and has four years of experience managing index funds and alternative investment portfolios at Bitwise, prior to which she gained four years of experience in financial services in operations and middle office roles at JP Morgan, BBVA Securities and Barclay Investments.

For additional information concerning BIM, including a description of the services provided to the Funds, please see the Funds’ SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between BIM and the Trust, on behalf of the Funds (the “Investment Management Agreement”), each Fund has agreed to pay an annual unitary management fee to BIM in an amount equal to 0.__% of its average daily net assets. This unitary management fee is designed to pay a Fund’s expenses and to compensate BIM for the services it provides to the Fund. Out of the unitary management fee, BIM pays substantially all expenses of a Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, BIM is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of the Funds will be available in the Fund’s Form N-CSR.

Management of the Subsidiaries

Each Subsidiary is a wholly-owned subsidiary of the applicable Fund. Each Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. Each Fund is the sole shareholder of the applicable Subsidiary, and it is currently expected that shares of each Subsidiary will not be sold or offered to other investors. Each Fund and its applicable Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund. As a result, in managing a Fund’s and a Subsidiary’s portfolios, BIM will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage, capital structure and the timing and method of the valuation of a Fund’s and a Subsidiary’s portfolio investments. The Trust’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding each Subsidiary’s compliance with its policies and procedures. BIM will comply with provisions of the 1940 Act relating to investment advisory contracts as it relates to its investment advisory contracts with the Subsidiaries. The Subsidiaries do not pay BIM a management fee for investment management services. While each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services, BIM will pay for these expenses.

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund Shares. Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Fund Shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by a Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before the shareholder invested (and therefore were included in the price of the Fund Shares that were purchased). As a result, unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), if you buy Fund Shares before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. You should consider avoiding the purchase of Fund Shares shortly before a Fund makes a distribution because doing so can cost you money in taxes. To avoid “buying a dividend,” check a Fund’s distribution schedule before you invest.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Fund Shares. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds may not have been asked to review and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into three categories: ordinary income distributions, capital gain dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Fund Shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Fund Shares, which could result in you having to pay higher taxes in the future when Fund Shares are sold, even if you sell the Fund Shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in a Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund Shares. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Fund Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on Fund Shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Fund Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Fund Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a RIC such as a Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. A Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Fund Shares. If you sell or redeem your Fund Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Fund Shares from the amount you receive in the transaction. Your tax basis in your Fund Shares is generally equal to the cost of your Fund Shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your Fund Shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Expenses. Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund are characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) are subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by a Fund or as short-term capital gain income dividend attributable to certain net short term capital gain received by a Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Fund Shares to determine the applicable withholding.

Investments in Subsidiaries. One of the requirements for qualification as a RIC is that a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

Each Fund intends to treat any income it may derive from event contracts and swap agreements on event contracts received by its Subsidiary as “qualifying income” under the provisions of the Code, applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published regulations that concluded that income from a corporation similar to each Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from a Subsidiary, each Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, a Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Each Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and each Fund will be required to include as income annually amounts earned by its Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, each Fund will be subject to the RIC qualification distribution requirements with respect to its Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and each Subsidiary are organized, respectively, could result in the inability of a Fund and/or a Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that each Subsidiary must pay Cayman Islands governmental authority taxes, a Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of event contracts and swap agreements on event contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Fund Shares.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Net Asset Value

The NAV of each Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of a Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent. The value of the securities and other assets and liabilities held by a Fund is determined pursuant to valuation policies and procedures approved by the Board.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any securities or options contracts, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

When market quotations are not readily available or are believed by the Adviser to be unreliable, a Fund’s investments are valued at fair value. Fair value determinations are made by the Adviser in accordance with policies and procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.

For certain non-U.S. assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by a Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing a Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

Fund Service Providers

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as each Fund’s administrator, custodian and transfer agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

KPMG LLP, 375 9th Avenue, New York, NY 10001, serves as each Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than each Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of a Fund, if shorter), is available at https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________).

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. Each Fund is required to comply with the conditions of Rule 12d1-4 under the 1940 Act, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The Funds are new and have no performance history as of the date of this prospectus. Financial information is therefore not available.

PredictionShares There Will Be A Recession in 2026 (____)

PredictionShares There Will Not Be A Recession in 2026 (____)

PredictionShares More Tech Layoffs in 2026 Than 2025 (____)

PredictionShares Fewer Tech Layoffs in 2026 Than 2025 (____)

For more detailed information on the Funds, several additional sources of information are available to you. The Funds’ SAI, incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operation. Additional information about a Fund’s investments is available in the annual and semi-annual reports to shareholders. In a Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. A Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Funds at (415) 707-3663 and on the Fund’s website at https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________), or through your financial advisor. Shareholders may call the number above with any inquiries.

You may obtain this and other information regarding the Funds, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at http://www.sec.gov. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Bitwise Investment Manager, LLC

250 Montgomery Street, Suite 200

San Francisco, CA 94104

www.bitwiseinvestments.com

SEC File #333-264900

811-23801

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
April 23, 2026

Statement of Additional Information

PredictionShares There Will Be A Recession in 2026 (____)

PredictionShares There Will Not Be A Recession in 2026 (____)

PredictionShares More Tech Layoffs in 2026 Than 2025 (____)

PredictionShares Fewer Tech Layoffs in 2026 Than 2025 (____)

May 4, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated ______, 2026, as it may be revised from time to time (the “Prospectus”), for the funds set forth above (each, a “Fund,” and collectively, the “Funds”), each a series of the Bitwise Funds Trust (the “Trust”). The Funds’ Prospectus is hereby incorporated by reference. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Funds’ Prospectus may be obtained without charge by writing to the Funds’ distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at (866) 880-7228. You may also obtain a Prospectus by visiting the Fund’s website https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________).

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, CFTC, SEC staff, CFTC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, CFTC, SEC staff or CFTC staff or other authority.

General Description of the Trust and the Funds

The Trust was organized as a Delaware statutory trust on April 28, 2022, and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares in 25 separate series representing separate portfolios of investments. This SAI relates solely to the Funds, each of which is non-diversified. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

Bitwise Investment Manager, LLC serves as each Fund’s investment adviser (“BIM” or the “Adviser”). Foreside Fund Services, LLC, serves as each Fund’s distributor (“Foreside” or the “Distributor”).

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each Fund’s shares (“Fund Shares”) list and principally trade on NYSE Arca, Inc. (the ”Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above a Fund’s net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem an individual Fund Shares. Instead, a Fund offers, issues and redeems Fund Shares at NAV only in aggregations of a specified number of Fund Shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with a Fund or the Distributor to purchase and redeem a Fund’s Shares directly with a Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and/or other assets identified by a Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Fund Shares are listed for trading and trade throughout the day on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares will continue to be met. The Exchange may, but is not required to, remove the Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Fund Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of Fund Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

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(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	PredictionShares There Will Be A Recession in 2026 will concentrate (i.e., invest more than 25% of its total assets) its investments in investments or instruments that provide exposure to whether the United States has experienced a recession in a given time period.

PredictionShares There Will Not Be A Recession in 2026 will concentrate (i.e., invest more than 25% of its total assets) its investments in investments or instruments that provide exposure to whether the United States has experienced a recession in a given time period.

PredictionShares More Tech Layoffs in 2026 than 2025 will concentrate (i.e., invest more than 25% of its total assets) its investments in investments or instruments that provide exposure to the number of tech-sectors layoffs year over year.

PredictionShares Fewer Tech Layoffs in 2026 than 2025 will concentrate (i.e., invest more than 25% of its total assets) its investments in investments or instruments that provide exposure to the number of tech-sectors layoffs year over year.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities (if any), provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, the Funds currently utilize any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The foregoing fundamental policies of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

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In addition to the foregoing fundamental policies, each Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Each of the Funds utilizes an investment strategy that seeks to provide exposure to the outcome of certain events described in detail in the Funds’ prospectus. In seeking to achieve its investment objective, each Fund seeks exposure to a unique type of derivative instrument known as an “event contract.” The Funds will invest in swap agreements that utilize event contracts as the reference asset. Each event contract to which a Fund has exposure will relate to the political outcome indicated by the Fund’s name. Each Fund’s exposure to event contracts, either through direct investment or the utilization of swap agreements referencing such event contracts, will occur through a wholly-owned subsidiary of the Fund’s organized under the laws of the Cayman Islands (each, a “Subsidiary”).

Types of Investments

Swap Agreements. The Funds will into enter into swap agreements. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined indicator (in this case, event contracts). The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular indicator (such as an event contract). The swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to a Fund on such swap should be the gain or loss on the notional amount less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets (event contracts).

Event Contracts. The Funds will have exposure to event contracts. Event contracts are derivative instruments that permit market participants to trade on the occurrence or non-occurrence of a specified future event (for example, the outcome of a political election or publication of an economic indicator) by a stated date. Each event contract specifies a binary payout structure, typically settling at $1.00 if the referenced event is determined to have occurred and at $0.00 if it is determined not to have occurred, as defined in the contract’s rules. The event contracts to which the Funds will have exposure are subject to regulation under the Commodity Exchange Act and rules adopted by the CFTC. Such contracts are listed for trading on a CFTC-regulated designated contract market (“DCM”) and are traded and cleared pursuant to the DCM’s rules.

Cayman Subsidiary. Each Fund invests a portion of its total assets in a Subsidiary. Each Subsidiary invests in event contracts or swap agreements referencing event contracts. Under the current Internal Revenue Service (“IRS”) position relating to qualifying income of a regulated investment company (“RIC”), only the Subsidiaries, not the Funds, may invest in event contracts or in swap agreements referencing event contracts, and have the income generated by such positions constitute qualifying income.

The Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, each Subsidiary is wholly-owned and controlled by a Fund and is advised by BIM. The Board of Trustees has oversight responsibility for the investment activities of each Fund, including its investment in a Subsidiary, and each Fund’s role as the sole shareholder of a Subsidiary. BIM does not receive additional compensation for managing the assets of the Subsidiaries.

Changes in the laws of the United States (where each Fund is organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect each Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

The financial statements of a Subsidiary will be consolidated with such Fund’s financial statements in the Fund’s annual and semi-annual reports.

Federal Income Tax Treatment of Event Contracts and Investments in the Subsidiary. Each Subsidiary’s transactions in event contracts will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by such Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Subsidiary and may defer Subsidiary losses. Because each Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of such Subsidiary’s income will affect the income a Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Subsidiary and a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

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Each Fund intends to treat any income it may derive from event contracts received by a Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Funds or their affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published regulations that concluded that income from a corporation similar to each Subsidiary would be qualifying income, if the income is related to a Fund’s business of investing in stocks or securities. Although the regulations do not require distributions from a Subsidiary, a Fund intends to cause such Subsidiary to make distributions that would allow a Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of a Subsidiary for a tax year, regardless of whether such Fund receives a distribution of such Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity and, if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Short-Term Instruments and Temporary Investments. A Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services, LLC, a subsidiary of S&P Global, Inc., or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes.

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Investment Risks

Borrowing and Leverage Risk

When a Fund borrows money, it must pay interest and other fees, which will reduce a Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce a Fund’s asset coverage to less than the prescribed amount.

Concentrated Exposure Risk

Each Fund’s investment strategy results in concentrated exposure to a single event. Unlike diversified funds that spread risk across multiple asset classes, sectors or issuers, each Fund’s performance is primarily driven by developments related to a particular event and the market’s evolving assessment of the likelihood of its occurrence. As a result, each Fund is more susceptible to developments, data releases, news, legal disputes, regulatory actions, changes in exchange rules, or unexpected events that directly or indirectly influence expectations regarding the outcome. Concentration also amplifies structural risks inherent in the trading venue, including position limits, liquidity constraints and clearinghouse disruptions. If conditions in the market for the relevant event contracts deteriorate or the contracts become unavailable, a Fund may be unable to find substitute investments that provide similar exposures, which could force a Fund to hold cash or other instruments with materially different profiles. This degree of concentration will likely increase volatility in a Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause such Fund’s returns to diverge substantially from those of more diversified investments.

Cybersecurity Risk

A Fund is susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian or sub-adviser, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. A Fund has established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Event Contracts Risk

Each Fund’s investment performance is closely tied to the behavior of event contracts, a novel class of derivative instruments whose value is derived from the occurrence or non-occurrence of specified events. Event contracts may not develop the depth, liquidity, or trading efficiency associated with more established derivatives markets, and their pricing may be influenced by factors unrelated to fundamental probability assessments, including speculative activity, behavioral biases, regulatory headlines or concentrated participation by a limited number of traders. Because event contracts typically feature binary payouts at expiration, the value of a position may decline rapidly or even become worthless if the referenced event ultimately does not occur, regardless of prior market pricing. Exchanges may alter contract specifications, suspend trading, impose position limits, or take other actions that affect how these instruments trade or settle, and the legal and regulatory treatment of certain types of event contracts remains subject to ongoing review and potential change. In addition, event contracts may react sharply to news, polling data, or other developments, but may not provide continuous price discovery during periods of stress or uncertainty. As a result, investments in event contracts involve unique risks that differ from those associated with traditional futures, options, or securities, and could lead to significant losses, valuation uncertainty, and deviations from a Fund’s investment objective.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

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Liquidity Risk

A Fund may have investments that they may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If a Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Swap Agreements Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result insignificant losses.

Trading Issues Risk

Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Valuation Risk

A Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (the “Interested Trustee”) and three of whom are Trustees who are not officers or employees of BIM or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hired the Fund’s investment adviser. Each Trustee, except for Paul Fusaro, is an Independent Trustee. Mr. Fusaro is deemed an Interested Trustee of the Trust due to his position as Chief Operating Officer of BIM and President of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

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Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Paul Fusaro(1) c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104 Y.O.B.: 1985	Chairman of the Board of Trustees; President	• Indefinite term • Since inception	President (2021 - present), Chief Operating Officer (2018 – 2021) of Bitwise Asset Management; Chief Operating Officer and Secretary of Bitwise Investment Manager, LLC (2022 – present)	25	None
Independent Trustees
Jena Watson c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104 Y.O.B.: 1972	Trustee	• Indefinite term • Since inception	Partner of ArentFox Shiff LLP (2023 – present); Senior Vice President, Assistant General Counsel and Corporate Secretary of HomeStreet Bank (2021 – 2023); Senior Counsel of Silicon Valley Bank (2018 –2021)	25	City of Belvedere Parks and Open Spaces (2021 – present)

Terrence Olson c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104 Y.O.B.: 1967	Trustee	• Indefinite term • Since inception	Consultant for Two Tides Advisory, LLC (2025 – present); Chief Finance Officer of Andalusian Credit Partners, LLC (2023 – 2024); Chief Operating Officer and Chief Financial Officer of First Eagle Alternative Credit, LLC (2020 – 2021); Chief Operating Officer and Chief Financial Officer of THL Credit Advisors, LLC (2008 – 2020)	25	ISQ Infrastructure Company, LLC (2025 – present)

Tracy Castle-Newman c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104 Y.O.B.: 1968	Trustee	• Indefinite term • Since December 2025	Head of Client Strategy and Business Development of Morgan Stanley (2022 – 2025); Managing Director, Institutional Equity Division, of Morgan Stanley (1996 – 2025); Chief Operating Officer, Equity Distribution, of Morgan Stanley (2009 – 2022); Founder, TCN Advisors (2025 – present)	25	TSWS (2025 – present)

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Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
Jim Gallo (2) c/o Foreside Fund Officer Services, LLC Three Canal Plaza Portland, ME 04101	Treasurer and Principal Financial Officer	• Indefinite term • Since inception	Director at ACA Group (2022 – present); Vice President and Director of Fund/Client Accounting of Bank of New York Mellon (2002 – 2022)	N/A	N/A

Johanna Collins-Wood c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104	Secretary and Vice President	• Indefinite term • Since inception	General Counsel and Head of Compliance of U.S. Asset Management (2025 – present), Senior Counsel (2021 – 2025), of Bitwise Asset Management; Chief Compliance Officer of Bitwise Investment Manager, LLC (2022 – present); Associate of Wilson, Sonsini Goodrich & Rosati LLP (2019 – 2021)	N/A	N/A

James Bebrin c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104	Assistant Treasurer	• Indefinite term • Since 2022	Director of Controls and Fund Administration of Bitwise Asset Management (2021 – present); Fund Manager of WisdomTree Asset Management (2015 – 2021)	N/A	N/A

Adam Shoffner(2) c/o ACA Group Three Canal Plaza Portland, ME 04101 Y.O.B.:1979	Chief Compliance Officer and Anti-Money Laundering Officer	• Indefinite term • Since 2025	Fund Chief Compliance Officer at ACA Group (2020 – present); Vice President in Compliance & Regulatory Consulting at Duff & Phelps (2018 – 2020)	N/A	N/A

(1)	(1) Mr. Fusaro is deemed an “interested person” of the Trust due to his position as Chief Operating Officer and Secretary of Bitwise Investment Manager, LLC and President of the Trust.

(2)	Mr. Gallo and Mr. Shoffner are employees of ACA Group, an affiliate of the Fund’s distributor.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all funds in the Bitwise Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by BIM (each, a “Bitwise Fund” and collectively, the “Bitwise Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, BIM or any of its affiliates. Mr. Fusaro, an Interested Trustee, serves as the Chair of the Board of Trustees for each Fund in the Bitwise Fund Complex.

The same four persons serve as Trustees on the Board of Trustees and are anticipated to serve on the Board of Trustees of all other funds in the Bitwise Fund Complex. The unitary board structure was adopted for the Bitwise Fund Complex because of the efficiencies it achieves with respect to the governance and oversight of each Bitwise Fund. Each Bitwise Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the funds in the Bitwise Fund Complex face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the funds in the Bitwise Fund Complex, including among any such exchange-traded funds, the Board of Trustees of the Bitwise Fund Complex believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all of the funds in the Bitwise Fund Complex and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Bitwise Fund Complex. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Bitwise Fund Complex as a whole.

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The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Ms. Watson, Ms. Castle-Newman and Mr. Olson are members of the Nominating Committee, with Ms. Watson serving as its Chair. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating Committee will not consider new trustee candidates who are 70 years of age or older or would turn 70 years old during the first three years of their service on the Board of Trustees. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Johanna Collins-Wood, Secretary, at the Trust’s address, 250 Montgomery Street, Suite 200, San Francisco, CA 94104. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. During the fiscal year ended December 31, 2025, the Nominating Committee met two times.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Ms. Watson, Ms. Castle-Newman and Mr. Olson serve on the Audit Committee, with Mr. Olson serving as its Chair. During the fiscal year ended December 31, 2025, the Audit Committee met four times.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of the Funds. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board of Trustees level in conjunction with the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer.

The Board has appointed a CCO who oversees the implementation and evaluation of each Fund’s compliance program. Adam Shoffner of ACA Group serves as CCO and Anti-Money Laundering Officer of the Trust. In a joint effort between the Trust and ACA Group to ensure the Trust complies with Rule 38a-1 under the 1940 Act, ACA Group has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, ACA Group designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Shoffner currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on each Fund’s and the service providers’ compliance policies and procedures at each quarterly Board of Trustee meeting and receives an annual report from the CCO regarding the operations of each Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser each Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating Committee monitors all matters related to the corporate governance of the Trust.

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Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

As described above, the Nominating Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating Committee seeks to establish an effective Board of Trustees with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. Jena Watson is the Chair of the Bitwise Fund Complex Nominating Committee and has served as a Trustee on the Bitwise Funds Trust’s Board of Trustees since 2022. She is currently a partner at ArentFox Schiff LLP, a role she has held since 2023. Prior to joining ArentFox Schiff, Ms. Watson served as the Senior Vice President, Assistant General Counsel and Corporate Secretary for HomeStreet Bank from 2021 to 2023. Ms. Watson served as Senior Counsel for Silicon Valley Bank from 2018 until 2021.

Terrence Olson is the Chair of the Bitwise Fund Complex Audit Committee and has served as a Trustee on the Bitwise Funds Trust’s Board of Trustees since 2022. Mr. Olson currently serves as a consultant for Two Tides Advisory, LLC. Mr. Olson served as the Chief Finance Officer of Andalusian Credit Partners from 2023 to 2024. From 2020 to 2021, Mr. Olson served as the Chief Operating Officer and Chief Financial Officer of First Eagle Alternative Credit, LLC. Prior to that, he served in the same role, Chief Operating Officer and Chief Financial Officer, of THL Credit Advisors, LLC.

Tracy Castle-Newman has served as a Trustee on Bitwise Funds Trust’s Board of Trustees since 2025. Ms. Castle-Newman is the founder of TCN Advisors, which offers coaching, consulting and board advisory services. Prior to founding TCN Advisors, Ms. Castle-Newman served as the Head of Client Strategy and Business Development of Morgan Stanley from 2022 to 2025, and as Managing Director in the Institutional Equity Division of Morgan Stanley from 1996 to 2025. Ms. Castle-Newman also served as the Chief Operating Officer of Global Institutional Equity of Morgan Stanley from 2009 to 2022.

Interested Trustee. Paul (Teddy) Fusaro is the Chair of the Board of Trustees of the Bitwise Fund Complex and serves as the Chief Operating Officer and Secretary of BIM. Mr. Fusaro also serves as the President of Bitwise Asset Management, the parent of BIM, a role in which he has served since 2021. Prior to being appointed President in 2021, Mr. Fusaro served as the Chief Operating Officer of Bitwise Asset Management since 2018. Prior to that, Mr. Fusaro was previously Senior Vice President and Head of Portfolio Management and Capital Markets at IndexIQ, the ETF issuer unit of New York Life Investment Management. Prior to IndexIQ, he was Vice President of Portfolio Management and co-head of Trading and Operations at Direxion Investments.

As of January 1, 2026, each Independent Trustee, except for Jena Watson, is paid a fixed annual retainer of $50,000. Ms. Watson has waived her compensation in connection with her current role as a partner of ArentFox Schiff LLP. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be paid by the Trust each Independent Trustee (excluding reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate estimated compensation paid to them for services to the Bitwise Fund Complex during the fiscal period ended December 31, 2026. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by BIM.

Name of Trustee	Estimated Compensation from The Funds	Total Estimated Compensation from the Bitwise Fund Complex
Jena Watson	$0	$0
Terrence Olson	$8,000	$50,000
Tracy Castle-Newman	$8,000	$50,000

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The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Bitwise Fund Complex as of December 31, 2025:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Bitwise Fund Complex
Interested Trustee
Paul Fusaro	None	None
Independent Trustees
Jena Watson	None	None
Terrence Olson	None	None
Tracy Castle-Newman	None	None

As of December 31, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this Statement of Additional Information, the officers of the Trust and Trustees, in the aggregate, owned less than 1% of Fund Shares.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Investment Adviser and Other Service Providers

Investment Adviser. Bitwise Investment Manager, LLC, 250 Montgomery Street, Suite 200, San Francisco, CA 94104, serves as the investment adviser to the Funds. BIM is a Delaware limited liability company with a sole member, Bitwise Asset Management, Inc. BIM discharges its responsibilities subject to the policies of the Board of Trustees. BIM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between BIM and the Trust, on behalf of the Funds (the “Investment Management Agreement”), BIM oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay BIM an annual management fee equal to 0.__% of its daily net assets.

Under the Investment Management Agreement, BIM shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BIM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to BIM, or by BIM on 60 days’ written notice to a Fund.

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Portfolio Managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. There are currently two portfolio managers, as follows:

Jennifer Thornton, Portfolio Manager at BIM. Jennifer Thornton is Senior Index Fund Portfolio Manager at Bitwise. She is responsible for managing Bitwise’s suite of crypto index products, including performance and adherence to strategy and fund guidelines. Prior to joining Bitwise in 2021, Ms. Thornton worked for BlackRock in the ETF and Index Investments (EII) Americas Portfolio Management group. Previous to this role, she was with the Transition Management team in Trading and Liquidity Strategies, providing risk managed solutions to institutional investors undergoing portfolio reorganizations in multiple asset classes. Previous to BlackRock, Ms. Thornton was a transition portfolio manager, a project manager for system implementations, and a relationship manager overseeing dealings with strategic investment service partners at Barclays Global Investors. She earned an MBA degree from San Francisco State University and a BBA degree in marketing from the University of Mississippi.

Daniela Padilla, Portfolio Manager at BIM. Ms. Padilla is a Portfolio Manager at Bitwise with seven years of financial services experience. Ms. Padilla joined Bitwise in 2021 in a portfolio management capacity, and has four years of experience managing index funds and alternative investment portfolios at Bitwise, prior to which she gained four years of experience in financial services in operations and middle office roles at JP Morgan, BBVA Securities, and Barclay Investments.

Portfolio Manager Compensation. Each portfolio manager is compensated by BIM and is paid a fixed salary and discretionary bonus that is not based on the performance of the Funds.

Portfolio Manager Ownership of Fund Shares. As of the date of this Statement of Additional Information, the portfolio managers do not beneficially own any Fund Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2025.

Portfolio Manager	Registered Investment Companies # of Accounts ($ assets)	Other Pooled Investment Vehicles # of Accounts ($ assets)	Other Accounts # of Accounts ($ assets)
Jennifer Thornton	19 ($6,089.9 million)	9 ($97.5 million)	3 ($16.3 million)
Daniela Padilla	19 ($6,089.9 million)	9 ($97.5 million)	3 ($16.3 million)

Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments on the one hand, and the investments of the other accounts on the other. The other accounts might have similar investment objectives as a Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by a Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Fund Administration. The administrator and fund accountant and transfer agent for the Funds is The Bank of New York Mellon, (“BNYM,” “Administrator” or “Fund Accountant”), which has its principal office at 240 Greenwich Street, New York, New York 10286. BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain net asset value computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM.

For its services under the Fund Administration and Accounting Agreement, BNYM is paid an annual fee based on the average net assets of the Funds, subject to a minimum annual fee. Pursuant to the Funds’ unitary management fee structure, BIM is responsible for paying for the services provided by BNYM, and the Funds do not directly pay BNYM.

Transfer and Dividend Agent. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent (the “Transfer Agent”). Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Funds: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Fund Shares declared by the Trust on behalf of the Funds, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Custodian. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian (the “Custodian”) for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Funds (the “Custodian Agreement”), it is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Funds. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

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Distributor. Foreside Fund Services, LLC serves as distributor and principal underwriter of the Creation Units of the Funds. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

BIM may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Fund Shares. BIM’s available resources to make these payments include profits from advisory fees received from the Funds. The services BIM may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Funds, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Funds.

Aggregations. Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund Shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Brokerage Allocations

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of each Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” The Adviser has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or the Trust. In addition, the Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by a Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to BIM under the Investment Management Agreement would not be reduced as a result of receipt by BIM of research services.

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The Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including a Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. Each Fund’s portfolio holdings are also available on the Fund’s website at https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________). The Trust, Adviser and Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose on a quarterly basis the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust discloses the complete schedule of a Fund’s portfolio holdings on Form N-CSR after its second and fourth quarters. Form N-PORT and Form N-CSR for the Trust is available on the SEC’s website at https://www.sec.gov. Each Fund’s Form N-PORT and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT and Form N-CSR are available without charge, upon request, by calling (415) 707-3663 or by writing to Bitwise Funds Trust, 250 Montgomery Street, Suite 200, San Francisco, CA 94104.

Codes of Ethics. In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by a Fund are voted consistently with the best interests of the Fund.

The Board has delegated to the Adviser the proxy voting responsibilities for each Fund and has directed the Adviser to vote proxies consistent with the Fund’s best interests. The Adviser has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies relating to securities held by a Fund. The Adviser has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Adviser’s general voting policies. The Adviser’s use of the ISS Proxy Voting Guidelines is not intended to constrain the Adviser’s consideration of any proxy proposal, and there may be times when the Adviser deviates from the ISS Proxy Voting Guidelines. The ISS Proxy Voting Guidelines are subject to change at the discretion of ISS and may be found at issgovernance.com.

Information regarding how a Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________), by calling (415) 707-3663, or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General. ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash, or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

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Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets, and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that a Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of a Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove, and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns, but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, a Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

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Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. A Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. A Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of such Fund’s Shares ordered, would own 80% or more of the currently outstanding shares of such Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of such Fund, be unlawful; or (v) there exist circumstances outside the control of such Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. A Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

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Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to a Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar-year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by such Fund itself.

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The Funds will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from such Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional a Fund’s Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of such Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund’s Shares will receive a report as to the value of those Fund Shares.

Event Contrats. Each Fund is also subject to significant tax risk arising from the binary nature of the event contracts to which it has exposure. If the outcome to which a Fund has exposure comes to pass, the Fund will experience a sudden and substantial gain in the value of its portfolio. This gain will give rise to a significant taxable income or capital gain obligation that a Fund will be required to distribute to shareholders. At the same time, it is possible that a substantial number of investors will elect to sell their Fund Shares in the immediate aftermath of the outcome. This increased sale activity will likely lead to Authorized Participants undertaking a large amount of redemption activity. Such redemptions could cause a Fund’s assets to decline significantly in a short period of time. To the extent a Fund must satisfy redemptions in cash, it may be required to liquidate positions and recognize gains at an accelerated pace, further concentrating the tax burden within the Fund. While the Adviser intends to employ equalization accounting and other available techniques in an effort to ensure that redeeming shareholders bear an appropriate share of the tax liability attributable to their ownership, there is no guarantee that such techniques will be fully effective. Shareholders who remain invested in a Fund following a significant redemption event could bear a disproportionate share of the Fund’s aggregate tax liability relative to the gains they themselves experienced, which could materially and adversely affect the after-tax value of their investment. Prospective investors should carefully consider these tax risks prior to purchasing Fund Shares.

In addition, although there is no current direct authority, it is possible that the event contracts are viewed as “wagering contracts” for U.S. federal income tax purposes. The IRS has not yet adopted an official official position as to the treatment of event contracts. However, a traditional analysis would lean toward treatment as wagering contracts. Classification as wagering contracts would trigger a number of U.S. tax consequences. The proceeds from a wagering contract are treated as ordinary income. The United States imposes an excise tax on persons in the business of accepting wagers. If a Fund were determined to be in the business of accepting wagers, the Fund may be held liable for the excise tax. Losses from wagering contracts are allowed only to the extent of the lesser of (i) 90% of such losses or (ii) gains from wagering contracts. The Subsidiary could be subject to the limitation on losses, which could affect the income of a Fund, depending on the elections that the Fund makes. If a Fund’s investment in the Subsidiary is treated as a wagering contract, the Fund could be subject to the loss limitations. If a shareholder’s investment in a Fund is viewed as a wagering contract, the shareholder could be subject to the loss limitations.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if Fund Shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of a Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

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Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments. Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Non-U.S. Corporations. If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

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Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares in a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by such Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that such Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by such Fund which are properly reported by such Fund as undistributed capital gains, and any gains realized upon the sale or exchange of such Fund’s Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward. Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

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Determination of Net Asset Value

Each Fund’s net asset value is determined as set forth in the Prospectus in the section entitled “Net Asset Value.”

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Fund Shares purchased in the secondary market.

Miscellaneous Information

Legal Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. KPMG LLP, 375 9th Avenue, New York, New York 10001 serves as each Fund’s independent registered public accounting firm. The firm audits each Fund’s financial statements and performs other related audit services.

Performance Information

To obtain a Fund’s most current performance information, please call (415) 707-3663 or visit the Fund’s website at https://www._________.com (for _________), https://www._________.com (for _________), https://www._________.com (for _________) and https://www. _________.com (for _________). From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund calculates its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

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Bitwise Funds Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

a)	Agreement and Declaration of Trust of the Registrant (1)

b)	By-Laws of the Registrant (1)

c)	Not applicable

d)	(1)	Investment Management Agreement between the Registrant and Bitwise Investment Manager, LLC (1)

(2)	Amended Schedule A to the Investment Management Agreement between the Registrant and Bitwise Investment Manager, LLC (9)

(3)	Expense Reimbursement/Fee Waiver Agreement between the Registrant and Bitwise Investment Manager, LLC (1)

(4)	Amended Exhibit A to the Expense Reimbursement/Fee Waiver Agreement between the Registrant and Bitwise Investment Manager, LLC (7)

(5)	Investment Management Agreement between Bitwise Investment Manager, LLC and Bitwise Bitcoin Strategy Optimum Yield Cayman Subsidiary, LLC (2)

(6)	Investment Management Agreement between Bitwise Investment Manager, LLC and Bitwise Ethereum Strategy Cayman Subsidiary, LLC (3)

(7)	Investment Management Agreement between Bitwise Investment Manager, LLC and Bitwise Bitcoin and Ether Equal Weight Strategy Cayman Subsidiary, LLC (4)

(8)	Investment Sub-Advisory Agreement between the Registrant, Bitwise Investment Manager, LLC and Vident Advisory, LLC (5)

(9)	Investment Management Agreement between Bitwise Investment Manager, LLC and Bitwise Bitcoin Strategy Optimum Yield Cayman Subsidiary, LLC (5)

(10)	Investment Sub-Advisory Agreement between Bitwise Investment Manager, LLC and Exchange Traded Concepts, LLC (8)

(11)	Investment Management Agreement between Bitwise Investment Manager, LLC and [_______] Cayman Subsidiary, LLC (9)

(12)	Amended Schedule A to the Investment Management Agreement between Bitwise Investment Manager, LLC and [_______] Cayman Subsidiary, LLC (9)

e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (1)

(2)	Amended Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (9)

f)	Not applicable

g)	(1)	Custody Agreement between the Registrant and The Bank of New York Mellon (1)

(2)	Amended Appendix I to the Custody Agreement between the Registrant and The Bank of New York Mellon (9)

h)	(1)	Fund Administration and Accounting Agreement between the Registrant and the Bank of New York Mellon (1)

(2)	Amended Exhibit A to the Fund Administration and Accounting Agreement between the Registrant and the Bank of New York Mellon (9)

(3)	Transfer Agency Servicing Agreement between the Registrant and The Bank of New York Mellon (1)

(4)	Amended Appendix A to the Transfer Agency Servicing Agreement between the Registrant and The Bank of New York Mellon (9)

(5)	Form of Authorized Participant Agreement (1)

(6)	Subscription Agreement (1)

i)	Opinion of Legal Counsel (9)

j)	Not applicable

k)	Not applicable

l)	Not applicable

m)	Not applicable

n)	Not applicable

o)	Not applicable

p)	(1)	Code of Ethics of Registrant (3)

(2)	Code of Ethics of Bitwise Investment Manager, LLC (1)

(3)	Code of Ethics of Vident Advisory, LLC (5)

(4)	Code of Ethics of Foreside Fund Services, LLC (1)

(5)	Code of Ethics of Exchange Traded Concepts, LLC (8)

q)	Powers of Attorney (6)

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 221273523) filed on September 28, 2022.

(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900 Film No. 23588172) filed on February 6, 2023.

(3)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 231292171) filed on September 29, 2023.

(4)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 231292179) filed on September 29, 2023.

(5)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 24884558) filed on April 26, 2024.

(6)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 25757761) filed on March 20, 2025.

(7)	Previously filed with the Registrant's Registration Statement on Form N-1A (File No. 333-264900/Film No. 25891654) filed on April 30, 2025.

(8)	Previously filed with the Registrant's Registration Statement on Form N-1A (File No. 333-264900/Film No. 251345057) filed on September 25, 2025.

(9)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant. Article VII, Section 2 of the Declaration of Trust sets forth the following with regard to indemnification of the Trust’s “Agents” which includes any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

(a)       Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Bitwise Investment Manager, LLC (“BIM”), the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of BIM is incorporated by reference to the Form ADV filed by BIM with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-126704).

Item 32.	Principal Underwriter

(a)      Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	ASYMmetric ETFs Trust
21.	B.A.D. ETF, Series of Listed Funds Trust
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.

29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
38.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
43.	Center Coast Brookfield MLP & Energy Infrastructure Fund
44.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
45.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust
48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund
51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	Davis Fundamental ETF Trust
58.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
59.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.	Defiance Quantum ETF, Series of ETF Series Solutions
64.	Direxion Shares ETF Trust
65.	Dividend Performers ETF, Series of Listed Funds Trust
66.	Dodge & Cox Funds
67.	DoubleLine ETF Trust
68.	DoubleLine Opportunistic Credit Fund
69.	DoubleLine Yield Opportunities Fund
70.	Eaton Vance NextShares Trust
71.	Eaton Vance NextShares Trust II
72.	EIP Investment Trust
73.	Ellington Income Opportunities Fund
74.	ETF Opportunities Trust
75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.	Grizzle Growth ETF, Series of Listed Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
89.	IDX Funds
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	John Hancock Exchange-Traded Fund Trust
94.	Kelly Strategic ETF Trust
95.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	Merk Stagflation ETF, Series of Listed Funds Trust
105.	Milliman Variable Insurance Trust
106.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
107.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
108.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
109.	Morgan Creek-Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
110.	Morningstar Funds Trust
111.	OTG Latin American Fund, Series of World Funds Trust
112.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.	Palmer Square Opportunistic Income Fund
120.	Partners Group Private Income Opportunities, LLC
121.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
122.	Perkins Discovery Fund, Series of World Funds Trust
123.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
124.	Plan Investment Fund, Inc.
125.	PMC Funds, Series of Trust for Professional Managers
126.	Point Bridge America First ETF, Series of ETF Series Solutions
127.	Preferred-Plus ETF, Series of Listed Funds Trust
128.	Putnam ETF Trust
129.	Quaker Investment Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
136.	Reynolds Funds, Inc.
137.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
138.	RiverNorth Patriot ETF, Series of Listed Funds Trust
139.	RMB Investors Trust
140.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
141.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
142.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
143.	Roundhill Cannabis ETF, Series of Listed Funds Trust
144.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
145.	Roundhill MEME ETF, Series of Listed Funds Trust
146.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
147.	Roundhill Video Games ETF, Series of Listed Funds Trust
148.	Rule One Fund, Series of World Funds Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.	Syntax ETF Trust
162.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal ETF Trust
170.	Tidal Trust II
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan

175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
203.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
205.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
207.	VictoryShares Protect America ETF, Series of Victory Portfolios II
208.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
209.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
215.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
218.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
222.	Walthausen Funds
223.	West Loop Realty Fund, Series of Investment Managers Series Trust
224.	WisdomTree Trust
225.	WST Investment Trust
226.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    To the best of the Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101 Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101 111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Secretary Treasurer	None

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101 Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President Vice President	None

(c)    Not Applicable.

Item 33.	Location of Accounts and Records

Bitwise Investment Manager, LLC, 250 Montgomery Street, Suite 200, San Francisco, California 94104, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of San Francisco, and State of California on the 23rd day of April, 2026.

Bitwise Funds Trust

By:	/s/ Paul Fusaro
Paul Fusaro, President and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Paul Fusaro Paul Fusaro	President, Trustee, Chairman (Principal Executive Officer)	April 23, 2026

Jim Gallo* Jim Gallo	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 23, 2026

Jena Watson*	Trustee	April 23, 2026
Jena Watson

Terrence W. Olson*	Trustee	April 23, 2026
Terrence W. Olson

*	An original power of attorney authorizing Paul Fusaro to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement were previously executed and filed as an exhibit.